EXHIBIT 10.1



               SENIOR SECURED ADVANCING LINE OF CREDIT AGREEMENT

                                  BY AND AMONG


                            MAINLAND RESOURCES, INC.,
                                  AS BORROWER,


                       GUGGENHEIM CORPORATE FUNDING, LLC,
                            AS ADMINISTRATIVE AGENT,


                                       AND


                          THE LENDERS SIGNATORY HERETO





                          DATED AS OF OCTOBER 16, 2009












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                                TABLE OF CONTENTS


                                                                            PAGE
ARTICLE 1         DEFINITIONS AND ACCOUNTING TERMS............................1
         1.1      DEFINED TERMS...............................................1
         1.2      ACCOUNTING TERMS...........................................13
         1.3      NUMBER AND GENDER OF WORDS.................................13
ARTICLE 2         TERMS OF CREDIT............................................14
         2.1      ADVANCING COMMITMENT.......................................14
         2.2      BORROWING PROCEDURES.......................................14
         2.3      REPAYMENT PROVISIONS.......................................15
         2.4      BORROWING BASE DETERMINATIONS..............................16
         2.5      INTEREST RATES.............................................16
         2.6      RESERVED...................................................17
         2.7      GENERAL PROVISIONS RELATING TO INTEREST....................17
         2.8      FEES.......................................................17
         2.9      VOLUNTARY PREPAYMENT.......................................18
         2.10     MANDATORY PREPAYMENT OR ACTIONS IN LIEU THEREOF............18
         2.11     METHOD OF PAYMENT; PRO RATA TREATMENT......................18
         2.12     INCREASED COSTS............................................18
         2.13     TAXES......................................................19
ARTICLE 3         CONDITIONS PRECEDENT.......................................20
         3.1      CONDITIONS PRECEDENT TO EXECUTION AND MAKING OF INITIAL
                  ADVANCE....................................................20
         3.2      FURTHER CONDITIONS TO EACH ADVANCE.........................22
         3.2      CONDITION SUBSEQUENT TO EXECUTION..........................23
ARTICLE 4         REPRESENTATIONS AND WARRANTIES.............................23
         4.1      EXISTENCE AND GOOD STANDING................................23
         4.2      DUE AUTHORIZATION..........................................23
         4.3      VALID AND BINDING OBLIGATIONS..............................24
         4.4      SCOPE AND ACCURACY OF FINANCIAL STATEMENTS.................24
         4.5      LIABILITIES AND LITIGATION.................................24
         4.6      TITLE TO ASSETS............................................24
         4.7      [RESERVED].................................................24
         4.8      [RESERVED].................................................24
         4.9      GAS IMBALANCES.............................................24
         4.10     AUTHORIZATIONS AND CONSENTS................................24
         4.11     COMPLIANCE WITH LAWS.......................................24
         4.12     PROPER FILING OF TAX RETURNS AND PAYMENT OF TAXES DUE......25
         4.13     ERISA COMPLIANCE...........................................25
         4.14     INVESTMENT COMPANY ACT COMPLIANCE..........................25
         4.15     LIEN PRIORITY..............................................25
         4.16     USE OF PROCEEDS............................................25
         4.17     FULL DISCLOSURE............................................25
         4.18     PLACES OF BUSINESS.........................................25
         4.19     IDENTIFICATION NUMBERS.....................................25
         4.20     SUBSIDIARIES...............................................25
         4.21     NO DEFAULT.................................................25


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ARTICLE 5         AFFIRMATIVE COVENANTS......................................26
         5.1      MAINTENANCE AND ACCESS TO RECORDS..........................26
         5.2      QUARTERLY FINANCIAL STATEMENTS.............................26
         5.3      ANNUAL FINANCIAL STATEMENTS................................26
         5.4      COMPLIANCE CERTIFICATES....................................26
         5.5      [RESERVE REPORTS]..........................................26
         5.6      PAYMENT STATEMENTS.........................................27
         5.7      SALES, PRODUCTION AND OPERATIONS REPORTS...................27
         5.8      LIENS ON NEWLY ACQUIRED OIL AND GAS PROPERTIES.............28
         5.9      TITLE OPINIONS.............................................28
         5.10     STATEMENT OF MATERIAL ADVERSE EFFECT.......................28
         5.11     TITLE DEFECTS..............................................28
         5.12     ADDITIONAL INFORMATION.....................................28
         5.13     COMPLIANCE WITH LAWS AND PAYMENT OF TAXES..................28
         5.14     MAINTENANCE OF EXISTENCE AND GOOD STANDING.................29
         5.15     FURTHER ASSURANCES.........................................29
         5.16     SUPPLEMENT OVERRIDING ROYALTY..............................29
         5.17     MAINTENANCE OF TANGIBLE PROPERTY...........................29
         5.18     MAINTENANCE OF INSURANCE...................................29
         5.19     RIGHT OF INSPECTION........................................29
         5.20     NOTICE.....................................................29
         5.21     COLLATERAL PROTECTION......................................30
         5.22     MAINTENANCE OF CONTROLLED ACCOUNT..........................30
         5.23     USE OF PROCEEDS............................................30
         5.24     RIGHT OF LAST OFFER........................................31
ARTICLE 6         NEGATIVE COVENANTS.........................................31
         6.1      OTHER DEBT.................................................32
         6.2      DERIVATIVE CONTRACTS.......................................32
         6.3      GUARANTY OF PAYMENT OR PERFORMANCE.........................32
         6.4      LOANS, ADVANCES OR INVESTMENTS.............................32
         6.5      MORTGAGES OR PLEDGES OF ASSETS.............................32
         6.6      CANCELLATION OF INSURANCE..................................32
         6.7      SALES OF PROPERTY..........................................32
         6.8      DIVIDENDS AND DISTRIBUTIONS................................33
         6.9      CHANGES IN STRUCTURE.......................................33
         6.10     PAYMENT OF ACCOUNTS PAYABLE................................33
         6.11     TRANSACTIONS WITH AFFILIATES...............................33
         6.12     NATURE OF BUSINESS.........................................33
         6.13     NO SUBSIDIARIES............................................33
         6.14     ERISA......................................................33
         6.15     NEGATIVE PLEDGE AGREEMENTS.................................33
         6.16     GAS IMBALANCES, TAKE-OR-PAY OR OTHER PREPAYMENTS...........33
         6.17     DEPOSIT ACCOUNTS...........................................33
ARTICLE 7         EVENTS OF DEFAULT..........................................34
         7.1      EVENTS OF DEFAULT..........................................34
         7.2      RIGHTS UPON OCCURRENCE OF AN EVENT OF DEFAULT..............36
ARTICLE 8         THE ADMINISTRATIVE AGENT...................................36
         8.1      APPOINTMENT; POWERS........................................36
         8.2      DUTIES AND OBLIGATIONS OF ADMINISTRATIVE AGENT.............37


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         8.3      ACTIONS BY ADMINISTRATIVE AGENT............................37
         8.4      RELIANCE BY ADMINISTRATIVE AGENT...........................38
         8.5      SUBAGENTS..................................................38
         8.6      RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT.............38
         8.7      ADMINISTRATIVE AGENT AS A LENDER...........................39
         8.8      NO RELIANCE................................................39
         8.9      AUTHORITY OF ADMINISTRATIVE AGENT TO RELEASE COLLATERAL
                  AND LIENS..................................................39
         8.10     ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM..............39
         8.11     DELIVERY BY ADMINISTRATIVE AGENT...........................40
ARTICLE 9         MISCELLANEOUS..............................................40
         9.1      NOTICES....................................................40
         9.2      AMENDMENTS AND WAIVERS.....................................41
         9.3      EXPENSES, INDEMNITY; DAMAGE WAIVER.........................42
         9.4      SURVIVAL OF AGREEMENTS.....................................44
         9.5      SUCCESSORS AND ASSIGNS.....................................44
         9.6      INVALIDITY.................................................47
         9.7      [RESERVED].................................................47
         9.8      WAIVERS....................................................47
         9.9      CUMULATIVE RIGHTS..........................................47
         9.10     EXHIBITS; CONFLICTS........................................47
         9.11     TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS...............47
         9.12     JURISDICTION...............................................48
         9.13     COUNTERPARTS...............................................48
         9.14     EFFECTIVENESS..............................................48
         9.15     DOCUMENTS..................................................48
         9.16     RIGHTS OF THIRD PERSON.....................................48
         9.17     ANNOUNCEMENTS..............................................48
         9.18     SURVIVAL OF CERTAIN COVENANTS..............................48
         9.19     JURY TRIAL WAIVED..........................................49
         9.20     GOVERNING LAW..............................................49
         9.21     ARBITRATION................................................49
         9.22     AMENDMENT AND RESTATEMENT OF BRIDGE LOAN AGREEMENT.........50
         9.23     ENTIRE AGREEMENT...........................................50


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SCHEDULES


SCHEDULE I                 Area of Mutual Interest
SCHEDULE 2.1      Uses of Initial Advance
SCHEDULE 2.2      Lenders' Pro Rata Percentages
SCHEDULE 4.5      Litigation
SCHEDULE 4.6      Mortgaged Properties


EXHIBITS

EXHIBIT A                  Form of Note
EXHIBIT B                  Form of Borrowing Request
EXHIBIT C                  Form of Compliance Certificate
EXHIBIT D                  Form of Assignment and Acceptance Agreement
EXHIBIT E                  Form of Letter in Lieu
EXHIBIT F                  Form of Conveyance of Overriding Royalty Interest
                                A. Form of Conveyance of Permanent Overriding
                                   Royalty Interest
                                B. Form of Conveyance of Reducing Overriding
                                   Royalty Interest

















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         This SENIOR  SECURED  ADVANCING LINE OF CREDIT  AGREEMENT,  dated as of
October 16, 2009 is by and among MAINLAND RESOURCES, INC., a Nevada corporation (the "BORROWER"), each of the lenders which is or which may from time to time become a signatory hereto (individually, a "LENDER" and collectively, the "LENDERS") and GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                          W I T N E S S E T H T H A T:

         WHEREAS, Borrower, Administrative Agent, and the Lenders are parties to that certain Senior Secured Bridge Loan Agreement dated as of August 7, 2009 (the "BRIDGE LOAN AGREEMENT"), pursuant to which upon the terms and conditions stated therein, the Lenders agreed to make loans to and extend credit on behalf of Borrower;

         WHEREAS, Borrower has requested the Lenders extend credit to the Borrower in an amount not to exceed either singularly or cumulatively the Advance Limit from time to time on or before the Commitment Termination Date, subject to the terms hereof, to be used, in part, to refinance the Bridge Loan Agreement; to fund cash calls associated with Borrower's Stevenson-Douglass 16-1 Well, to acquire and develop properties in the Buena Vista Prospect and to pay fees and expenses attributable to this Facility (defined below);

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitment hereinafter referred to, the Borrower, the Lenders, and the Administrative Agent agree as follows:

                                    ARTICLE 1
                        DEFINITIONS AND ACCOUNTING TERMS

         1.1 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

                  "ACQUISITION REPORT DATE" has the meaning assigned such term in SECTION 5.7(B).

                  "ADMINISTRATIVE AGENT" has the meaning indicated in the opening paragraph hereof.

                  "ADMINISTRATIVE AGENT'S PAYMENT OFFICE" means the address for payments as Administrative Agent may from time to time specify.

                  "ADVANCE" means an advance of immediately available funds by the Administrative Agent on behalf of the Lenders to the Borrower pursuant to SECTION 2.1 or, where the context requires, a Lender's Pro Rata Percentage of such advance.

                  "ADVANCE   LIMIT"   means  at  any  time  the  lesser  of  (a)
         $40,000,000.00 or (b) the then existing Borrowing Base.

                  "AFE" means an authorization for expenditures representing an estimate of work to be performed. AFE's shall not include COPAS overhead or other similar expenses related to Borrower's direct overhead expense.


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                  "AFFILIATE"  means any Person  controlling,  controlled by, or under common control with, any other Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

                  "AGREEMENT" means this Senior Secured Advancing Line of Credit Agreement and all exhibits and schedules hereto, as the same may be amended from time to time according to the terms hereof.

                  "AREA OF MUTUAL INTEREST" or "AMI" means the area of mutual interest more particularly described on SCHEDULE I hereto.

                  "ASSIGNMENT   AND   ACCEPTANCE"   means  an   Assignment   and
         Acceptance, in substantially the form attached hereto as EXHIBIT D with appropriate completions.

                  "BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss. 101, et seq.), as amended, and regulations promulgated thereunder.

                  "BASE RATE" means, for any day, the fluctuating rate of interest in effect for such day which rate per annum shall be equal to the greater of the Prime Rate in effect for such day or five percent (5.0%).

                  "BORROWER" has the meaning indicated in the opening paragraph hereof.

                  "BORROWING BASE" means the maximum value, for loan purposes, of the Mortgaged Properties, as determined, at the sole discretion of Administrative Agent in accordance with its customary lending practices, from time to time in accordance with SECTION 2.4 of this Agreement.

                  "BORROWING BASE PERIOD" means the period commencing on the day that the conditions to the initial Advance under SECTION 3.1 are satisfied and ending on March 31, 2010, and each six month period thereafter commencing on March 31 and September 30 of each year during the term hereof.

                  "BORROWING REQUEST" means the request by the Borrower for an Advance in accordance with SECTION 2.2 duly executed by an authorized officer of a Borrower substantially in the form attached hereto as EXHIBIT B.

                  "BUENA VISTA PROSPECT" means the Oil and Gas Properties to be acquired by Borrower in the properties known as the Buena Vista Prospect, located in Jefferson County, Mississippi, more particularly described in SCHEDULE I hereto.

                  "BUSINESS DAY" means a day other than a Saturday, Sunday or legal holiday for commercial banks in the State of Texas.


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                  "CASH  COLLATERAL  ACCOUNT  AGREEMENT" means that certain Cash
         Collateral Account Agreement between the Borrower and Administrative Agent.

                  "CHANGE IN LAW" means (a) the adoption of any Law after the date of this Agreement, (b) any change in any Law or in the interpretation or application thereof by any Tribunal after the date of this Agreement or (c) compliance by any Lender, by any lending office of such Lender or by such Lender's holding company with any request, guideline or directive (whether or not having the force of law) of any Tribunal made or issued after the date of this Agreement.

                  "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender.

                  "CLOSING   DATE"  means  the  date  when  all  the  conditions
         precedent set forth in SECTION 3.1 of this Agreement have been satisfied or waived by the Lenders.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "COLLATERAL"  means all assets and  property of  Borrower  now
         owned  or  hereafter  acquired,   including,  without  limitation,  the
         Mortgaged Properties and the Gross Proceeds Account.

                  "COMMITMENT" means the obligation of each Lender to extend credit to the Borrower by means of one or more Advances as set forth in
         SECTION 2.1; provided, however, each Lender shall have no obligation to make an Advance pursuant to SECTION 2.1 which will cause the sum of all Advances made by such Lender pursuant to SECTION 2.1 to exceed such Lender's Commitment.

                  "COMMITMENT TERMINATION DATE" means the earlier of (i) the Maturity Date or (ii) the date on which the Lenders' Commitments otherwise terminate in accordance with the provisions of this Agreement.

                  "COMPLIANCE   CERTIFICATES"   means  the   certificates  of  a
         Responsible Officer submitted to the Administrative Agent and the Lenders from time to time pursuant to this Agreement, which certificates shall be substantially in the form attached hereto as EXHIBIT C.

                  "CONTESTED  IN GOOD FAITH"  means  contested  in good faith by appropriate and lawful proceedings diligently conducted, reasonably satisfactory to the Administrative Agent (a) in which foreclosure, distraint, sale, forfeiture, levy, execution or other similar proceedings have not been initiated or have been stayed and continue to be stayed, (b) in which a good faith contest will not reasonably be expected to have a Material Adverse Effect, and (c) for which matter a reserve or other appropriate provision has been established in accordance with the requirements of GAAP.


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                  "CONVEYANCE OF OVERRIDING ROYALTY INTEREST" means collectively
         (A) the conveyance of a permanent two and a half percent (2.5%) overriding royalty and (B) the conveyance of an initial five and a half percent (5.5%) overriding royalty interest subject to reduction upon payment of the Make Whole Amount as set forth in the Equity Kicker Letter, each such overriding royalty conveyance in form of EXHIBIT F(I) and (II); and covering (A) any acreage now owned or hereafter acquired within the AMI excluding Section 15, T13N, R14W, DeSoto Parish, Louisiana in which an overriding royalty interest was conveyed in connection with the Bridge Loan Agreement and (B) any acreage acquired with proceeds from the Facility, in each case proportionately reduced to Borrower's interest therein.

                  "DEBT" of any Person means, to the extent of such Person's liability, (a) all items of indebtedness for borrowed money, obligations, and liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, joint or several, contingent or otherwise), which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities, but in any event including liabilities secured by any Lien existing on Property of such Person or a Subsidiary of such Person, (b) the deferred purchase price of Property or services and direct and contingent obligations incurred in connection with letters of credit and similar agreements, (c) all obligations as a lessee under leases which have been, or which in accordance with GAAP should be, capitalized for financial reporting purposes, (d) all obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property; (e) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations of such Person with respect to obligations of other Persons of the types described in clauses (a), (b) and/or (c) preceding, (f) liabilities of unfunded vested benefits under any Plan,
         (g) all net obligations with respect to Derivative Contracts, (h) all obligations to supply funds to, invest in or maintain working capital or equity capital of any other Person, or otherwise to maintain the net worth or solvency or any balance sheet condition of any other Person,
         (i) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment.

                  "DEBTOR RELIEF LAWS" means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws or general equitable principles from time to time in effect affecting the Rights of creditors generally.

                  "DEFAULT RATE" shall mean the lesser of fourteen percent (14.0%) or the Highest Lawful Rate.

                  "DEPOSIT ACCOUNT CONTROL AGREEMENT" means that certain Deposit Account Control Agreement between the Borrower, Administrative Agent and the Depositary.

                  "DEPOSITARY"   means  Fifth  Third  Bank  or  other  financial
         institution that is acceptable to the Administrative Agent.


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                  "DERIVATIVE  CONTRACT"  means all  future  contracts,  forward contracts, swap, cap or collar contracts, option contracts, hedging contracts or other derivative contracts or similar agreements covering oil and gas commodities or prices or financial, monetary or interest rate instruments.

                  "DOLLARS" or "$" refers to lawful money of the United States of America.

                  "DRILLING AND COMPLETION COSTS" means amounts owed to third Persons that are not an Affiliate of the Borrower incurred by the Borrower, or to the extent such contracts are with Affiliates of Borrower, amounts owed under such contracts to the extent on an arm's-length basis with terms and costs approved by Administrative Agent, in its sole discretion, in drilling, completing and equipping for production a Well.

                  "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

                  "EQUITY KICKER LETTER" means that certain letter agreement dated of even date herewith between Guggenheim Corporate Funding, LLC and the Borrower relating to additional charges to be paid by the Borrower to Guggenheim Corporate Funding, LLC in consideration for its Commitment.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the
         Code).

                  "EVENT  OF  DEFAULT"  means  any of the  events  specified  in
         SECTION 7.1, provided that the requirements, if any, for the giving of notice, the lapse of time, or both, or any other condition specified in
         SECTION 7.1 have been satisfied.

                  "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) windfall profit or other excess profits taxes that are imposed on Administrative Agent or any Lender, and (c) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located.


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                  "FACILITY" means the $40,000,000 Senior Secured Advancing Line of Credit evidenced by this Agreement whose availability shall be subject to a Borrowing Base determined in Administrative Agent's sole discretion.

                  "FACILITY RATE" means on any day a varying rate of interest per annum equal to the Base Rate, from time to time in effect, plus seven percent (7.00%), but in no event to exceed the Highest Lawful Rate.

                  "FINANCIAL STATEMENTS" means statements of financial condition, as at the point in time and for the period indicated, and consisting of at least a balance sheet and related statements of operations, changes in shareholder's equity and cash flow.

                  "GAAP" means, generally accepted accounting principles established by the Financial Accounting Standards Board and in effect in the United States from time to time during the term of this Agreement and applied on a basis consistent with that adopted in the Financial Statements of the Borrower to be delivered to the Administrative Agent and to the Lenders.

                  "GROSS PROCEEDS ACCOUNT" means the account established by the Borrower with the Depositary pursuant to SECTION 5.22(A).

                  "GROSS PROCEEDS OF PRODUCTION" means the monthly sum of (a) gross proceeds from the sale of hydrocarbon production attributable to the Mortgaged Properties and actually received by the Borrower during such calendar month less Third Party Proceeds for the same calendar month associated with the Mortgaged Properties, and (b) cash proceeds attributable to the Derivative Contracts entered into by the Borrower pursuant to SECTION 5.21 and actually received by the Borrower during such calendar month.

                  "HAZARDOUS SUBSTANCES" means any flammables, explosives, radioactive materials, hazardous wastes, asbestos or any material containing asbestos, polychlorinated biphenyls (PCB's), toxic substances or related materials, and associated oil or natural gas exploration, production and development wastes or any substances defined as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substance" under the Oil Pollution Act, as amended; Comprehensive Environmental Response, Compensation and Liability Act, as amended; the Superfund Amendments and Reauthorization Act, as amended; the Hazardous Materials Transportation Act, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; or any other law, statute, ordinance, rule, regulation or order now or hereafter enacted or promulgated by any governmental authority with jurisdiction and relating to the protection of the environment.

                  "HIGHEST LAWFUL RATE" means the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest (if any) that, at the time in question, would not cause the interest charged on the Obligations owed to the Lenders to exceed the maximum amount that the Lenders would be allowed to contract for, charge, take, reserve or receive under applicable Law after taking into account, to the extent required by applicable Law, all relevant payments and charges under the Loan Documents.


________________________________________________________________________________
                                       6

                  "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

                  "INVESTMENT" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale) or any capital contribution to any other Person; (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person) subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person; or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

                  "LAWS" means all applicable statutes, laws, ordinances, rules, rulings, interpretations, regulations, judgments, requirements, governmental authorizations (including licenses, permits, franchises and other governmental consents necessary for the ownership or operation of Property), orders, writs, injunctions or decrees of any Tribunal (or interpretations of any of the foregoing by any Tribunal).

                  "LENDER" and "LENDERS" have the respective meanings indicated in the opening paragraph hereof.

                  "LETTERS IN LIEU" means the letters in lieu of transfer orders described in SECTION 3.1(A)(4)(IV).

                  "LIEN" means any lien, charge, claim, restriction, mortgage, mechanic's lien, materialmen's lien, pledge, hypothecation, inchoate lien, assignment, deposit arrangement, conditional sale or other title retention agreement, financing lease, security interest, security agreement or other encumbrance, whether arising by contract or under Law, and includes conditions, leases and other title exceptions and the filing of any financing statement under the Uniform Commercial Code of the State of New York or comparable Law of any jurisdiction perfecting any such Lien.

                  "LITIGATION" means any proceeding, claim, lawsuit, and/or investigation conducted, or threatened and known to the Person in question, by or before any Tribunal.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Deposit Account Control Agreement, the Cash Collateral Account Agreement, the Equity Kicker Letter, all assignments, conveyances and other documents related to the Equity Kicker Letter all agreements, documents and instruments governing or related to Derivative Contracts entered into between the Borrower and any Lender or the Administrative Agent or any Affiliate of any Lender or the Administrative Agent and all other notes, mortgages, deeds of trust,


________________________________________________________________________________
                                       7
         restatements, ratifications and amendments of mortgages, deeds of trust, financing statements, guarantees, security agreements, pledge agreements, documents, instruments and other agreements now or hereafter delivered pursuant to the terms of, or in connection with, this Agreement, the Obligations and/or the Collateral, and all renewals, extensions and restatements of, and amendments and supplements to any or all of the foregoing.

                  "LOANS" means the Advances, loans and other extensions of credit by the Administrative Agent on behalf of the Lenders to or for the account of the Borrower pursuant to this Agreement.

                  "MAJORITY LENDERS" means Lenders holding at least fifty (50%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under
         SECTION 9.5).

                  "MARKETABLE TITLE" means title free of all liens and encumbrances other than the Permitted Liens, that entitles Borrower (i) to receive not less than the percentage set forth ON SCHEDULE 4.6 as "Net Revenue Interest" and (ii) to bear not more than the percentages set forth on SCHEDULE 4.6 as "Working Interests" without a corresponding increase in the Net Revenue Interest as such percentages relate to each Well as described in SCHEDULE 4.6 and is otherwise free and clear from reasonable doubt as to matters of law and fact such that a prudent operator of Oil and Gas Properties, advised of the facts and their legal significance, would willingly accept.

                  "MATERIAL ADVERSE EFFECT" means any material and adverse effect on (a) the business, assets, liabilities, financial condition, business or operations of the Borrower, (b) the ability of the Borrower to meet its Obligations under any of the Loan Documents on a timely basis as provided herein or therein or (c) the legality, validity, binding effect or enforceability against the Borrower of any Loan Document to which it is a party.

                  "MATURITY DATE" means October 16, 2011.

                  "MORTGAGED PROPERTIES" means those Oil and Gas Properties covered by the Mortgages, including, without limitation, the Oil and Gas Properties described on SCHEDULE 4.6 as same may be amended from time to time.

                  "MORTGAGES"   means  the   mortgages   described  in  SECTIONS
         3.1(A)(4)(I) AND (II).

                  "MULTIEMPLOYER PLAN" means a "MULTIEMPLOYER PLAN," within the meaning of Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three (3) calendar years, has made, or been obligated to make, contributions.

                  "NET PROCEEDS OF PRODUCTION" means for any calendar month, Gross Proceeds of Production less the sum of (a) Permitted Expenses actually paid during such calendar month and not accrued in any previous period and (b) Permitted Expenses accrued during the relevant calendar month but not actually paid.


________________________________________________________________________________
                                       8

                   "NOTES" means the promissory notes of the Borrower payable to the order of the respective Lender, in substantially the form attached hereto as EXHIBIT A with appropriate completions, and all extensions, renewals, replacements, modifications, supplements or rearrangements thereof from time to time, and "NOTE" means any one of the Notes.

                  "OBLIGATIONS" means all present and future loans, advances, indebtedness, obligations, covenants, duties and liabilities, and all renewals for any period, increases and extensions thereof, or any part thereof, now or hereafter owing to the Lenders or the Administrative Agent by the Borrower arising from or pursuant to any of the Loan Documents including, without limitation, obligations under Derivative Contracts with any Lender or Lender Affiliate entered into at the time such counterparty was a Lender or an Affiliate of a Lender, together with all interest accruing thereon, and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several.

                  "OIL AND GAS PROPERTIES" means fee, leasehold or other interests in or under mineral estates, or oil, gas and other liquid or gaseous hydrocarbon leases with respect to properties situated in the United States, including, without limitation, overriding royalty and royalty interests, leasehold estate interests, net profits interests, production payment interests and mineral fee interests, together with contracts executed in connection therewith and all tenements, hereditaments, appurtenances and properties, real or personal, appertaining, belonging, affixed or incidental thereto.

                  "ORGANIZATIONAL DOCUMENTS" shall mean, as applicable, for any entity, such entity's articles or certificate of incorporation, by-laws, memorandum and articles of association, partnership agreement, trust agreement, certificate of limited partnership, articles of organization, certificate of formation, shareholder agreement, voting trust agreement, operating agreement, subscription agreement, limited liability company agreement and/or analogous documents, as amended, modified or supplemented from time to time.

                  "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

                  "PARTICIPATION RIGHTS" means the right, but not obligation of the Lenders to participate in the Buena Vista Prospect, assigned to the Lenders pursuant to the Equity Kicker Letter.

                  "PAYMENT STATEMENT" means each statement prepared by or under the supervision of a Responsible Officer and submitted to the Administrative Agent pursuant to SECTION 5.6, and setting forth for the calendar month preceding the date of delivery thereof, in such detail and with such supporting documentation as may reasonably be required by the Administrative Agent, a statement of the calculation by the


________________________________________________________________________________
                                       9

         Borrower of the amount of the installment due in repayment of the Debt evidenced by the Notes pursuant to SECTION 2.3 on such date, including, without limitation, a statement of the gross volume of sales for which the Borrower was paid during such month from all of the Mortgaged Properties and prices received for such production, payments made or received with respect to Derivative Contracts, Permitted Expenses itemized by category, and Third Party Proceeds, all of which shall be certified by a Responsible Officer as having been prepared in good faith and on the basis of the best information available to the Borrower as of the time of preparation thereof.

                   "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, other than a Multiemployer Plan, which the Borrower sponsors, maintains, or to which the Borrower makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

                   "PERMITTED EXPENSES" means, for each period for which the Net Proceeds of Production is determined, the sum of the following, to the extent only that the Borrower has been billed for such or the payment obligation of the Borrower with respect thereto has otherwise accrued during the relevant period only and to the extent not already deducted in any remittance to the Borrower and without duplication of any item:
         (a) lease operating expenses attributable to the Mortgaged Properties including third party overhead charges under applicable operating agreements, engineering expenses and, to the extent such expenses are approved by the Administrative Agent, the cost of preparation of reserve reports, outside land and legal expense, (but expressly excluding (i) expenses of re-working, remedial operations or facilities modification, upgrade, expansion or replacement as to which approval, vote or election of co-owners is required, (ii) capital expenses not constituting routine repairs and maintenance, (iii) all costs associated with hedging contracts, and (iv) the expense of drilling, deepening, sidetracking, plugging-back, completing, recompleting and/or plugging and abandoning any well); (b) third party transportation and marketing expenses attributable to the Mortgaged Properties; (c) any ad valorem, severance, gross production and similar taxes (expressly excluding income taxes) relating to the Mortgaged Properties; (d) net obligations to make payments to a counterparty to the Derivative Contracts entered into by the Borrower as required pursuant to SECTION
         5.21 or permitted pursuant to SECTION 6.2; (e) insurance premiums allocable to the Mortgaged Properties; (f) general and administrative expenses not to exceed $50,000 per month directly or indirectly related to exploration and development operation activities within the AMI; (g) corporate income Taxes; (h) interest required pursuant to SECTION 2.5;
         (i) charges associated with marketing Oil and Gas product from Borrower's Oil and Gas Properties; (j) any of the foregoing claims, fees and expenses in excess of Gross Proceeds of Production for any prior accounting period since the Closing Date which have not been utilized in the calculation of Net Proceeds of Production in such prior accounting period and (k) to the extent incurred under SECTION 5.25, all reasonable fees and out of pocket expenses associated with the formation of the Subsidiary, assignment of its Oil and Gas Properties thereto and amendment to the Security Documents in connection therewith.


________________________________________________________________________________
                                       10

                  "PERMITTED LIENS" means, to the extent same are valid and enforceable: (a) Liens for Taxes, not yet due or which are being Contested in Good Faith; (b) Liens in connection with workers'
         compensation, unemployment insurance or other social security (other than Liens created by Section 4068 of ERISA), old age pension or public liability obligations which are not yet due or which are being Contested in Good Faith; (c) vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other similar Liens arising by operation of Law in the ordinary course of business or incident to the drilling, construction or improvement of any Property in respect of obligations which are not yet due or which are being Contested in Good Faith; (d) Liens existing and perfected prior to the filing of the Mortgages in favor of operators and non-operators under joint operating agreements arising in the ordinary course of business to secure amounts owing, which amounts are not yet due or are being Contested in Good Faith; (e) Liens under division orders and other agreements customary in the oil and gas business for processing, producing and selling hydrocarbons and statutory Liens in favor of royalty owners; (f) Liens created in favor of the Administrative Agent or any Lender securing Obligations hereunder and other Liens expressly permitted under the Security Documents; (g) easements, rights-of-way, restrictions and other similar encumbrances, and minor defects in the chain of title which are customarily accepted in the oil and gas industry, none of which interfere with the ordinary conduct of the business of the owner of the Property or materially detract from the value or use of the Property to which they apply; (h) Liens of record under terms and provisions of the leases, unit agreements, assignments and other transfer of title documents in the chain of title under which the owner of the relevant Property acquired such Property; (i) Liens securing the purchase price or existing under conditional sale for title retention contracts for equipment purchased or leased in the normal course of business of the Borrower, provided that such Lien shall not extend to or cover any other Property of the Borrower; (j) Lessor's Liens under oil and gas leases securing payment of royalties; and (h) Obligations pursuant to the Equity Kicker Letter.

                  "PERSON"  means any  individual,  sole  proprietorship,  firm,
         corporation,  trust,  association,   institution,   partnership,  joint
         venture, limited liability company, Tribunal or other entity.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to ERISA, other than a Multiemployer Plan, and which the Borrower sponsors, maintains or to which the Borrower makes, is making or is obligated to make contributions and includes any Pension Plan.

                  "PRIME RATE" means the prime rate published in The Wall Street Journal's "Money Rates" or similar table. If multiple prime rates are quoted in the table, then the highest prime rate will be the Prime Rate. In the event that the prime rate is no longer published by The Wall Street Journal in the "Money Rates" or similar table, then Administrative Agent may select an alternative published index based upon comparable information as a substitute Prime Rate. Upon the selection of a substitute Prime Rate, the applicable interest rate shall thereafter vary in relation to the substitute index.


________________________________________________________________________________
                                       11

                  "PRO RATA PERCENTAGE" means, with respect to each Lender, at any time, a fraction (expressed as a percentage carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the aggregate amount of the Commitments at such time. The initial Pro Rata Percentage of each Lender is set forth opposite the name of such Lender on SCHEDULE 2.2 or in the Assignment and Assumption Agreement pursuant to which such Lender becomes a party hereto, as applicable.

                  "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

                  "PROVED RESERVES" means those reserves denominated as such and determined in accordance with the methods commonly accepted by the Society of Petroleum Engineers for evaluating oil and gas reserves.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System (or any successor).

                  "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person's Affiliates.

                  "REPORTABLE  EVENT"  means  any of the  events  set  forth  in
         Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "RESERVOIR" means a separate, identifiable underground accumulation of oil, gas and/or associated hydrocarbons segregated from other such accumulations and characterized by a single pressure system.

                  "RESPONSIBLE OFFICERS" means Michael J. Newport and Mark Witt, and other executive officers of Borrower as designated in written notice to Administrative Agent.

                  "RIGHTS" means rights, remedies, powers and privileges.

                   "SALES  REPORT  DATE" has the meaning  assigned  such term in
         SECTION 5.7(A).

                   "SECTION" means a section or subsection in this Agreement unless specified otherwise.

                  "SECURITY DOCUMENTS" means the documents described in SECTION 3.1(A)(4) of this Agreement and all other documents now or hereafter existing which provide the Administrative Agent and/or the Lenders with Collateral, as the same may be amended or restated from time to time.


________________________________________________________________________________
                                       12

                  "SUBSIDIARY" of any Person means any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

                  "TAXES"  means all taxes,  assessments,  filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or charges, or other charges of any nature whatsoever from time to time or at any time imposed by any Law or Tribunal.

                  "THIRD PARTY PROCEEDS" means that portion, if any, of proceeds from the sale of hydrocarbon production attributable to the interest of any Person other than the Borrower in any Mortgaged Property and as to which such proceeds are actually received by the Borrower during any period for which Gross Proceeds of Production is calculated, (e.g. royalty interests, overriding royalty interests, net profits interests, production payments and other interests payable out of or measured by production); provided, however, other than interests in the Mortgaged Properties conveyed pursuant to the Equity Kicker Letter, the interest of such other Person is legally vested in such Person or the predecessors in interest to such Person at the time of the acquisition by the Borrower of its interest in the Mortgaged Properties.

                  "TRIBUNAL" means any court, governmental department or authority, commission, board, bureau, agency, arbitrator or instrumentality of any state, political subdivision, commonwealth, nation, territory, county, parish or municipality, whether now or hereafter existing, having jurisdiction over the Administrative Agent, any Lender, the Borrower or any of their respective Property.

                  "UNMATURED EVENT OF DEFAULT" means any event or occurrence which solely with the lapse of time or the giving of notice or both will ripen into an Event of Default.

                  "WELL" means any oil and gas well which the Borrower drills on the Mortgaged Properties with the proceeds, in whole or in part, of Advances hereunder.

         1.2 ACCOUNTING TERMS. All accounting and financial terms used in any of the Loan Documents and the compliance with each covenant contained in the Loan Documents that relates to financial matters shall be determined in accordance with GAAP, except to the extent that a deviation therefrom is expressly stated in such Loan Documents.

         1.3 NUMBER AND GENDER OF WORDS. Whenever the singular number is used in any Loan Document, the same shall include the plural where appropriate, and VICE VERSA; words of any gender in any Loan Document shall include each other gender where appropriate; and the words "herein," "hereof," "hereunder" and other words of similar import refer to the relevant Loan Document as a whole and not to any particular part, section or subdivision thereof.


________________________________________________________________________________
                                       13

                                    ARTICLE 2
                                 TERMS OF CREDIT

         2.1      ADVANCING COMMITMENT.

                  (a) Subject to the terms and conditions (including, without limitation, the right of the Lenders to terminate the Commitment hereunder upon an Event of Default) and relying on the representations and warranties contained in this Agreement and the other Loan Documents, from time to time until the Commitment Termination Date, each Lender severally (and not jointly) agrees to make Advances of up to its Pro Rata Percentage, PROVIDED, HOWEVER, no Advance shall be made which will cause the sum of all Advances pursuant to this SECTION 2.1 to exceed, either singularly or cumulatively, the Advance Limit. Subject to the terms and conditions set forth herein, Borrower may borrower, prepay and re-borrow Loans..

                  (b) Notwithstanding anything to the contrary herein, the Borrower shall not request and the Lenders shall not be obligated to make more than two (2) Advances in any calendar month.

                  (c) The obligation of the Borrower to repay to each Lender the aggregate amount of all Advances made by such Lender together with interest accruing in connection therewith, shall be evidenced by each Lender's respective Note. The liability for payment of principal and interest evidenced by the Notes shall be limited to principal amounts actually advanced and outstanding from time to time pursuant to this Agreement and the other Loan Documents and interest accrued on such amounts calculated in accordance with this Agreement.

         2.2 BORROWING PROCEDURES. Each Borrowing Request shall be made subject to the following procedures:

                  (a) other than the initial Advance, which shall be funded on or before ten (10) days following the date hereof, each Advance shall be made upon the Borrower's irrevocable written notice delivered to the Administrative Agent in the form of a Borrowing Request duly completed; which notice must be received by the Administrative Agent prior to 11:00 a.m. (New York, New York time) fifteen (15) Business Days prior to the requested date of such Advance supported by an AFE together with any necessary technical analyses, reports and data supporting the merits of such proposed operation for written approval of the Administrative Agent (unless the applicable time for responding to an AFE under an associated operating agreement is less than 15 days, in which case Borrower shall provide to Lenders as much time as is reasonably practicable);

                   (b) each Borrowing Request shall specify the amount of the Advance;

                   (c) the Administrative Agent will promptly notify each Lender (in no event later than five (5) Business Days prior to the requested date of such Advance) of the amount of such Lender's Pro Rata Percentage of that Advance and such Borrowing Request shall not thereafter be revocable by the Borrower; and


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                                       14

                   (d) provided the applicable conditions in ARTICLE 3 are met, each Lender will make the amount of its Pro Rata Percentage of each Advance available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office by 12:30 p.m. (New York, New York time) on the date requested by the Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Advances will then be wire transferred to the Borrower pursuant to written instructions given to the Administrative Agent by the Borrower.

         2.3 REPAYMENT PROVISIONS. All outstanding principal Debt evidenced by the Notes, accrued interest thereon at the applicable rate herein provided and expenses due and payable hereunder shall be repayable:

                  (a) in monthly installments each equal to ninety percent (90%) (or such lesser percentage as is necessary to repay in full such outstanding Debt evidenced by the Notes, accrued interest thereon and expenses due and payable hereunder) of the Net Proceeds of Production attributable to the Mortgaged Properties calculated for the calendar month in which proceeds are actually received, with such amount being applied first to any expenses due and payable under SECTION 9.3 hereof or otherwise due under the Loan Documents, second to accrued and unpaid interest, and third, the remainder to principal, the first of such installments commencing November 15, 2009, and continuing thereafter on the fifteenth (15th) day of each succeeding calendar month through and including the Maturity Date; and

                  (b) all outstanding Debt evidenced by the Notes, accrued interest thereon and expenses due and payable hereunder, if not sooner paid, shall be repayable in full upon the Maturity Date.

                  (c) Certain of the Security Documents contain as additional Collateral an assignment unto and in favor of the Administrative Agent, as agent for the Lenders, of all oil, gas and other minerals produced and to be produced from or attributable to the Mortgaged Properties together with all of the revenues and proceeds attributable to such production, and such Security Documents further provide that all such revenues and proceeds which may be so collected by the Administrative Agent pursuant to such assignment shall be applied to the payment of the Notes and the satisfaction of all other Debt to be secured by such Security Documents. It is the intention of the Borrower and the Lenders that the first purchasers of production deliver all Gross Proceeds of Production to the Gross Proceeds Account pursuant to such assignment. In connection with the rights of the Administrative Agent to Gross Proceeds of Production, the Borrower hereby grants the Administrative Agent a power of attorney, which power is coupled with an interest and is irrevocable, to complete in all respects and deliver to the addressee the letter transfer orders executed in connection with the Security Documents.

                  (d) The Lenders and the Borrower expressly acknowledge and agree that so long as no Event of Default shall have occurred and be continuing, the Debt evidenced by the Notes shall be repaid as set forth above in this SECTION 2.3. Further, so long as no Event of Default shall have occurred and be continuing, all revenues not applied in repayment of the Debt evidenced by the Notes as set forth herein shall be transferred to the Borrower by the Administrative Agent by the second (2nd) Business Day of the succeeding calendar month.


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                                       15

         2.4      BORROWING BASE DETERMINATIONS.

                  (a) The initial Borrowing Base is hereby established at $6,800,000.00.

                  (b) The Borrowing Base shall be redetermined by the Administrative Agent at the commencement of each Borrowing Base Period, effective as of the date set forth in a notice of redetermination delivered to the Borrower and the Lenders by the Administrative Agent.

                  (c) Each determination of the Borrowing Base shall be made, in the sole discretion of the Administrative Agent, by reviewing the estimates of the projected rate of production and projected revenues from the Mortgaged Properties and such other credit factors (including, without limitation, the assets, liabilities, cash flow, current Derivative Contracts, business, properties, management and ownership of the Borrower) as the Administrative Agent in its sole discretion deems significant. The Administrative Agent may make adjustments, in good faith and at its sole discretion and in accordance with its customary practices, to such estimates of the projected rate of production and projected revenues.

                  (d) In addition to scheduled Borrowing Base redeterminations pursuant to SECTION 2.4(B), the Administrative Agent may cause a special redetermination during any Borrowing Base Period. The Administrative Agent shall redetermine the Borrowing Base using the most recent reserve report delivered to the Administrative Agent pursuant to SECTION 5.5, as adjusted for cumulative production, any material additions to, deletions from or any other material changes in the Proved Reserves attributable to the Mortgaged Properties and changes, if any, to pricing and cost assumptions since the effective date of such reserve report and in accordance with the procedures set forth in SECTION 2.4(B) and (C) which redetermined Borrowing Base shall then be the effective Borrowing Base until further redetermination.

                  (e) In addition to the scheduled Borrowing Base redeterminations pursuant to SECTION 2.4(B), the Borrower may cause a special redetermination during any Borrowing Base Period. The Borrower shall furnish additional reserve reports with respect to the Mortgaged Properties, which additional reserve reports shall be in form and substance satisfactory to the Administrative Agent, prepared by an independent petroleum engineer satisfactory to the Administrative Agent, which shall set forth, as of a specific date, any material additions to, deletions from or any other material changes in the Proved Reserves attributable to the Mortgaged Properties reflected in the reserve report most recently furnished to the Administrative Agent as provided pursuant to SECTION 5.5. The Administrative Agent shall promptly redetermine the Borrowing Base in accordance with the procedures set forth in SECTION 2.4(B) and (C) which redetermined Borrowing Base shall then be the effective Borrowing Base until further redetermination.

         2.5 INTEREST RATES. Principal amounts of Advances outstanding under the Notes shall bear interest at the lesser of (a) the Facility Rate, calculated on the basis of a year of three hundred sixty (360) days, or (b) the Highest Lawful


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                                       16

Rate, calculated on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be, and if no Highest Lawful Rate exists, all outstanding Advances under the Notes shall bear interest at the Facility Rate, calculated on the basis of a year of three hundred sixty (360) days.

         If an Event of Default shall exist and for so long an Event of Default is continuing, principal amounts outstanding under the Notes and, to the extent permitted by applicable Law, any interest payment on the Advances or any fees or other amounts owed hereunder, shall bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable Bankruptcy Laws) from the date of such Event of Default (if such Event of Default is not cured on or prior to the expiration of any right to cure provided under the Loan Documents) until the date such Event of Default is cured at the lesser of (a) the Default Rate, calculated on the basis of a year of three hundred sixty (360) days, or (b) the Highest Lawful Rate, calculated on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six
(366) days, as the case may be, and if no Highest Lawful Rate exists, principal amounts outstanding under the Notes shall bear interest at the Default Rate, calculated on the basis of a year of three hundred sixty (360) days.

         2.6      RESERVED.

         2.7 GENERAL PROVISIONS RELATING TO INTEREST. It is the intention of the parties hereto to comply strictly with the applicable usury Laws as in effect from time to time; and in this connection, there shall never be taken, reserved, contracted for, collected, charged or received on any Loan or any other Obligation interest in excess of that which would accrue at the Highest Lawful Rate.

         If under any circumstances the aggregate amount paid on the Obligations includes amounts that are by Law deemed to be interest which exceed the Highest Lawful Rate (the "EXCESS INTEREST"), the Borrower stipulates that such payment and collection will have been and will be deemed to have been, to the fullest extent permitted by applicable Laws, the result of mathematical error on the part of the Borrower, the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders shall promptly credit the amount of such excess interest on the principal amount of the outstanding Obligations, or if the principal amount of the Obligations shall have been paid in full, refund the excess interest to the Borrower. In the event that the maturity of the Notes is accelerated by reason of an election of the Lenders resulting from any Event of Default or by reason of operation of SECTION 7.2(A), or in the event of any prepayment, then such consideration that constitutes interest under Laws applicable to the Administrative Agent or the Lenders may never exceed the Highest Lawful Rate, and excess interest, if any, provided for in the Notes, this Agreement or otherwise shall be cancelled automatically by the Administrative Agent or the Lenders as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Administrative Agent or the Lenders on the principal amount of the Obligations, or if the principal amount of the Obligations shall have been paid in full, refunded by the Administrative Agent or the Lenders to the Borrower.

         All sums paid, or agreed to be paid, to the Administrative Agent or the Lenders for the use, forbearance, and detention of the proceeds of the Loans shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full term of the Obligations until paid in full so that the actual rate of interest is uniform, but does not exceed the Highest Lawful Rate, throughout the full term hereof.

         2.8 FEES. The Borrower agrees to pay to the Administrative Agent a fee equal to $30,000 as an annual administrative fee; such fee shall be fully earned and payable on the Closing Date and each anniversary thereof. Borrower agrees to


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                                       17
pay to Guggenheim Corporate Funding, for its account, a facility fee equal to 2% of the Borrowing Base, payable on the Closing Date with respect to the initial Borrowing Base and on each date on which the Borrowing Base is redetermined an additional 2% fee with respect to the incremental increase made to the Borrowing Base on such date.

         2.9 VOLUNTARY PREPAYMENT. Borrower shall have the right and option to voluntarily prepay without premium or penalty, all or any part of the balance outstanding on the Notes. Any such prepayments of Debt evidenced by the Notes shall be applied first to the payment of expenses and accrued and unpaid interest thereon and then to the reduction of principal and any other Obligations then due and owing.

         2.10 MANDATORY PREPAYMENT OR ACTIONS IN LIEU THEREOF. If at any time the outstanding principal evidenced by the Notes shall be in excess of the Borrowing Base as then determined, the Borrower shall immediately, but in no event later than thirty (30) days following any such determination, at the Borrower's election: (a) prepay the Obligations in an aggregate amount at least equal to such excess, which payment shall be in addition to any principal installment otherwise due during such period or (b) pledge to the Administrative Agent for the benefit of the Lenders additional Oil and Gas Properties (reasonably acceptable to the Administrative Agent) sufficient to increase the Borrowing Base to equal the unpaid principal amounts evidenced by the Notes. The determination of the value, title and environmental status of the Oil and Gas Properties so added shall be made by the Administrative Agent, at its sole discretion.

         2.11 METHOD OF PAYMENT; PRO RATA TREATMENT. All payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Payment Office for the account of the Lenders in dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 1:00 P.M. New York, New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender in immediately available funds. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

         Each payment and prepayment of principal or interest under the Notes shall be made to the Administrative Agent for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts evidenced by the Notes.

         2.12     INCREASED COSTS.

                  (a) If any Lender determines that any Change in Law regarding capital requirements has the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loan made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.


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                                       18

                  (b) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in SECTION 2.12(A) and reasonably detailed calculations therefor shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

                  (c) Failure or delay on the part of any Lender to demand compensation pursuant to this SECTION 2.12 shall not constitute a waiver of such Lender's right to demand such compensation.

         2.13     TAXES

                  (a) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.13), the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Tribunal in accordance with applicable law.

                  (b) The Borrower shall pay any Other Taxes to the relevant Tribunal in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this SECTION 2.13) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Tribunal. A certificate of the Administrative Agent or a Lender as to the amount of such payment or liability under this SECTION
         2.13 and reasonably detailed calculations therefor shall be delivered to the Borrower and shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Tribunal, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Tribunal evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.


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                                       19

                                    ARTICLE 3
                                   CONDITIONS

         3.1 CONDITIONS PRECEDENT TO EXECUTION AND MAKING OF INITIAL ADVANCE. The execution and delivery of this Agreement by the Lenders and the Administrative Agent and the making of the initial Advance pursuant to SECTION
2.1 is subject to the fulfillment of the following conditions precedent, with all documents to be delivered to the Administrative Agent (with sufficient copies for each Lender) to be in form and substance reasonably satisfactory to the Administrative Agent:

                  (a) The Administrative Agent shall have received the following documents, appropriately executed and acknowledged by all appropriate parties and in multiple counterparts as requested by the Administrative
         Agent:

                           (1) this Agreement executed by each party hereto;

                           (2) Notes  executed by the  Borrower  payable to each
                  Lender   in  the   principal   amount   of  their   respective
                  Commitments;

                           (3) a certificate of the Secretary of Borrower certifying as of the Closing Date: (i) resolutions of the board of directors of Borrower, authorizing the transactions contemplated hereby; (ii) the names and genuine signatures of the officers of Borrower authorized to execute, deliver and perform, as applicable, this Note, the Security Documents and all other Loan Documents; (iii) the Organizational Documents of Borrower as in effect on the Closing Date; (iv) the good standing and existence certificates for Borrower, from Borrower's state of incorporation, formation or organization, as applicable, evidencing Borrower's qualification to do business in such state as of a date satisfactory to Administrative Agent; and (v) as applicable, certificate(s) of authority for Borrower from foreign states wherein Borrower conducts business, evidencing Borrower's qualifications to do business in such state as of a date satisfactory to Administrative Agent;

                           (4) the following documents creating,  evidencing and
                  perfecting Liens in favor of the Administrative Agent to secure the Obligations:

                                    (i) a First Amendment and Supplement to Deed
                           of Trust, Security Agreement, Financing Statement and Assignment of Production from Borrower in favor of Administrative Agent, as agent for the Lenders, covering the Mortgaged Properties located in the State of Mississippi;

                                    (ii) a First  Amendment to First Lien Act of
                           Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement from Borrower in favor of Administrative Agent, as agent for the Lenders, covering the Mortgaged Properties located in the State of Louisiana;


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                                       20

                                    (iii)  the  Amended  and  Restated  Security
                           Agreement from the Borrower covering all Property of the Borrower and accounts related thereto;

                                    (iv) Letters in Lieu of transfer orders,  in
                           the form of EXHIBIT E hereto, directed to each party remitting proceeds from the sale of production from such Oil and Gas Properties;

                                    (v) the Deposit  Account  Control  Agreement
                           regarding the blocked account to which the Gross Proceeds of Production are directed; and

                                    (vi) the Cash Collateral  Account  Agreement
                           from  the  Borrower   covering  the  blocked  account
                           covered by the Deposit Account Control Agreement;

                           (5) The  Conveyance of Permanent  Overriding  Royalty
                  Interest  and  Conveyance  of  Reducing   Overriding   Royalty
                  Interest;

                           (6)The Equity Kicker Letter and related documentation
                  received thereunder;

                           (7) The  Assignment  of  Participation  Rights in the
                  Buena Vista Prospect;

                           and

                           (8) Such other  agreements,  documents,  instruments,
                  opinions, certificates, waivers, consents, and evidence as the Administrative Agent or the Lenders may reasonably request in compliance with or to accomplish the terms and provisions of any of the Loan Documents;

                  (b) The representations and warranties contained in ARTICLE 4 shall be true and correct in all material respects on the date of execution of this Agreement;

                  (c) No Event of Default or Unmatured Event of Default shall have occurred and be continuing;


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                                       21

                  (d) The Administrative Agent shall have received copies of the Borrower's most recent Financial Statements, in form and substance acceptable to the Administrative Agent in its sole discretion;

                  (e) The Administrative Agent shall have received an insurance certificate as set forth in SECTION 5.18;

                  (f) Administrative Agent shall have received (i) the fees due on the Closing Date under SECTION 2.8, (ii) any such costs, fees and expenses due under SECTION 9.3 and (iii) estimated fees and expenses associated with the filing of the Security Documents;

                  (g) The Administrative Agent shall have received an opinion of Borrower's special New York counsel, Borrower's Nevada counsel and Borrower's counsel in Louisiana and Mississippi covering the enforceability of the applicable Conveyance of Overriding Royalty Interest in form and substance acceptable to the Administrative Agent at its sole discretion;

                  (h) The Administrative Agent shall be satisfied with the environmental condition, material contracts related to, and Borrower's title to its Oil and Gas Properties;

                  (i) The Administrative Agent shall have received a Borrowing Request from the Borrower requesting the initial Advance to (i) refinance the Bridge Loan Agreement, (ii) fund the Stevenson Douglas 16-1 Well, (iii) fund the acquisition of Oil and Gas Properties in the Buena Vista Prospect, and (iv) pay costs and fees described under
         SECTION 5.23;

                  (j) The Administrative Agent shall be satisfied with the Borrower's program for Derivative Contracts described under SECTION 5.21;

                  (k) The Administrative Agent shall be satisfied with the Borrower's corporate governance and discussions with Borrower's board of directors on such corporate governance;

                  (l) Borrower shall enter into a joint operating agreement with American Exploration Corp. for the Buena Vista Prospect that is reasonably consistent with industry standard practices and reasonably satisfactory to Administrative Agent;

                  and

                  (m) All legal matters incident to the execution of this Agreement shall be satisfactory to Haynes and Boone, LLP, special counsel for the Administrative Agent.

         3.2 FURTHER CONDITIONS TO EACH ADVANCE. The obligation of the Lenders to make any Advance pursuant to SECTION 2.1 is subject to fulfillment of the following further conditions precedent:

                   (a) The representations and warranties contained in ARTICLE 4 shall be true and correct in all material respects as of the date of the Advance;


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                                       22

                  (b) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will have occurred at the completion of making the Advance;

                  (c) No Material Adverse Effect shall have occurred since the Closing Date;

                  (d) The Administrative Agent shall have received a Borrowing Request as required under SECTION 2.2(A); and

                  (e) To the extent not previously furnished by Borrower with respect to any Advance (after the initial Advance) in connection with the Drilling and Completion Costs for any Well, the Administrative Agent shall have received such technical and engineering information along with a drilling title opinion, in form and substance satisfactory to the Administrative Agent evidencing Borrower 's title in the subject Well and such other information that Administrative Agent may reasonably request in its determination, in its sole discretion, whether or not to fund such requested Advance.

         3.3 CONDITION SUBSEQUENT TO EXECUTION. On or before June 15, 2010, Borrower shall either (i) raise, on terms and conditions satisfactory to Administrative Agent, at least $10,000,000.00 of equity capital, of which at least $7,500,000.00 shall be deposited in the Gross Proceeds Account to be allocated to drilling, completion and hookup of the initial Well drilled on the Buena Vista Prospect or (ii) enter into an arms-length, industry trade that provides for a third party to carry all of Borrower's costs through to the tanks or sales meter for an initial Well sufficient to test the Haynesville interval in the Buena Vista Prospect and which carry permits Borrower to retain at least sixty-five percent (65%) of its net acreage in the Buena Vista Prospect.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders to enter into this Agreement and to make the Advances pursuant to SECTION 2.1, the Borrower represents and warrants to the Administrative Agent and the Lenders (which representations and warranties shall survive delivery of the Notes and the making of the Advances until all Obligations have been fully discharged) that:

         4.1 EXISTENCE AND GOOD STANDING. The Borrower is a corporation, duly formed, legally existing and in good standing under the Laws of the jurisdiction of its formation and is duly qualified and in good standing as a foreign corporation in all jurisdictions where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect.

         4.2 DUE AUTHORIZATION. The execution and delivery by the Borrower of this Agreement and the borrowings hereunder, the execution and delivery by the Borrower of the Notes and the other Loan Documents, the repayment of the Loans and interest and fees provided in the Notes and this Agreement and the performance of all Obligations of the Borrower under this Agreement and the other Loan Documents, are within the power of the Borrower, have been duly authorized by all necessary company action on behalf of the Borrower and do not
(a) require the consent of any Tribunal or other Person which has not been obtained, (b) contravene or conflict with any provision of applicable Law or the


________________________________________________________________________________
                                       23
certificate of formation or company agreement of the Borrower, (c) contravene, conflict with or result in a default under any indenture, instrument, contract or other agreement to which the Borrower is a party or by which its Properties may be presently bound or encumbered, or (d) result in or require the creation or imposition of any Lien upon any of the Property of the Borrower, other than Permitted Liens.

         4.3 VALID AND BINDING OBLIGATIONS. This Agreement and the other Loan Documents to which it is a party constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity.

         4.4 SCOPE AND ACCURACY OF FINANCIAL STATEMENTS. The Financial Statements of the Borrower, which have been delivered to the Lender, have been prepared in accordance with GAAP and fairly and accurately present the financial condition and the results of the operations thereof in all material respects, as of the dates and for the periods stated therein.

         4.5 LIABILITIES AND LITIGATION. Except as set forth on SCHEDULE 4.5 and on the Financial Statements of the Borrower submitted to Administrative Agent prior to Closing, the Borrower does not have any material liabilities of any nature, direct or contingent; and the Borrower is not in default with respect to any such material liabilities or any material agreements by which it is bound. There is no judgment against the Borrower, nor is there any Litigation or other action of any nature pending before any Tribunal or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Property.

         4.6 TITLE TO ASSETS. The Borrower has Marketable Title to all of the Mortgaged Properties set forth on SCHEDULE 4.6.

         4.7      RESERVED.

         4.8      RESERVED.

         4.9 GAS IMBALANCES. There are no gas imbalances, take or pay or other prepayments with respect to the Mortgaged Properties which would require the Borrower to deliver oil and gas produced from such Mortgaged Properties at some future time without then or thereafter receiving full payment therefor.

         4.10 AUTHORIZATIONS AND CONSENTS. No authorization, consent, approval, exemption, franchise, permit or license of, or filing (except for filings required to perfect and maintain perfection of the Liens created by the Security Documents) with, any Tribunal or any third Person is required to authorize, or is otherwise required in connection with, the valid execution, delivery and performance by the Borrower of this Agreement, the other Loan Documents to which it is a party or any other agreement contemplated hereby or the repayment by the Borrower of the Obligations.

         4.11 COMPLIANCE WITH LAWS. Neither the business nor any of the activities of the Borrower as presently conducted violates any applicable Law, the result of which violation would have a Material Adverse Effect. The Borrower, and to the extent the Borrower is not the operator of any of its Oil and Gas Properties, the operator, has confirmed that it or the operator possesses all licenses, approvals, registrations, permits and other authorizations necessary to enable it to carry on its business in all material respects as now conducted. All such licenses, approvals, registrations, permits and other authorizations are in full force and effect. Furthermore, the Borrower does not have any reason to believe that it will be unable to obtain the renewal of any such licenses, approvals, registrations, permits and other authorizations in due course.


________________________________________________________________________________
                                       24

         4.12 PROPER FILING OF TAX RETURNS AND PAYMENT OF TAXES DUE. The Borrower has duly and properly filed all Tax returns which are required to be filed and has paid all Taxes due pursuant to such returns or pursuant to any assessment received, except such Taxes, if any, as are being Contested in Good Faith. The charges and reserves on the books of the Borrower with respect to any Taxes are adequate, and the Borrower does not owe any deficiency or additional assessment in a material amount in connection with Taxes.

         4.13 ERISA COMPLIANCE. The Borrower does not sponsor or maintain a Plan or Pension Plan as defined under the provisions of ERISA, the Code and any other Federal or state law.

         4.14 INVESTMENT COMPANY ACT COMPLIANCE. The Borrower is not an "investment company" or directly or indirectly controlled by or acting on behalf of any Person which is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         4.15 LIEN PRIORITY. The Liens created in favor of the Administrative Agent under the Security Documents constitute and, until released or otherwise terminated in accordance with the Loan Documents, shall remain first priority Liens covering the Collateral securing the Obligations, subject only to Permitted Liens.

         4.16 USE OF PROCEEDS. The proceeds of any Loan are not and will not be used directly or indirectly for the purpose of purchasing or carrying, or for the purpose of extending credit to others for the purpose of purchasing or carrying, any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as amended, and in violation of Regulations T, U or X.

         4.17 FULL DISCLOSURE. All of the Loan Documents and all written statements furnished by or on behalf of the Borrower in connection with the consummation of the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading as of the date made or deemed made.

         4.18 PLACES OF BUSINESS. The chief executive office and principal place of business of the Borrower is 20333 SH 249, Suite 200, Houston, TX 77070. All records of the Borrower are maintained at such office.

         4.19   IDENTIFICATION   NUMBERS.   The  Borrower's   Federal   employer
identification number is 90-0335743 and its organizational identification number issued by the State of Nevada is E0358282006-3.

         4.20     SUBSIDIARIES.  The Borrower currently has no Subsidiaries.

         4.21 NO DEFAULT. No Event of Default exists or would be reasonably expected to result from the incurring of any Obligations by the Borrower.

                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS


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                                       25

                  So long as any Debt evidenced by the Notes remains unpaid or the Lenders remain obligated to make Advances, and in the absence of written consent of the Administrative Agent to the contrary:

         5.1 MAINTENANCE AND ACCESS TO RECORDS. The Borrower will keep adequate records, in accordance with GAAP, of all of its transactions so that at any time, and from time to time, its true and complete financial condition may be readily determined. At any Lender's or the Administrative Agent's reasonable request, the Borrower will make all such records available during normal business hours for inspection and permit any Lender or the Administrative Agent to make and take away copies thereof.

         5.2 QUARTERLY FINANCIAL STATEMENTS. The Borrower will deliver to the Administrative Agent with sufficient copies for the Lenders, as soon as available but in no event later than seventy five (75) days after the end of each fiscal quarter of each fiscal year of the Borrower, quarterly unaudited Financial Statements of the Borrower reflecting the financial condition and results of operations of the Borrower as at the end of such period and from the beginning of such year to the end of such quarter, as applicable; provided the documents required to be delivered under this SECTION 5.2 shall be deemed to have been delivered on the date on which such documents are posted on the Securities and Exchange Commission's website at http://www.sec.gov. Such Financial Statements shall be certified by a Responsible Officer as having been prepared in accordance with GAAP and presenting the financial condition and the results of the operations of the Borrower subject to changes resulting from year-end audit adjustments.

         5.3 ANNUAL FINANCIAL STATEMENTS. The Borrower will deliver to the Administrative Agent with sufficient copies for the Lenders, as soon as available but in no event later than one hundred twenty (120) days after the close of each fiscal year of the Borrower, annual audited Financial Statements of the Borrower reflecting the financial condition of the Borrower, together with a report and opinion issued by a nationally recognized firm of independent certified public accountants or another firm of independent certified public accountants reasonably satisfactory to the Administrative Agent, that such Financial Statements fairly present the financial position and results of operations of the Borrower for the periods indicated in accordance with GAAP provided the documents required to be delivered under this SECTION 5.3 shall be deemed to have been delivered on the date on which such documents are posted on the Securities and Exchange Commission's website at http://www.sec.gov.

         5.4 COMPLIANCE CERTIFICATES. The Borrower will deliver to the Administrative Agent with sufficient copies for the Lenders, with each Financial Statement delivered pursuant to SECTION 5.2 or 5.3 a duly executed Compliance Certificate.

         5.5      RESERVE REPORTS.

         (a) Commencing March 1, 2010, and thereafter, as soon as available but in any event no later than March 1 of each year, the Borrower shall deliver, (i) a report, in form and substance satisfactory to the Administrative Agent, prepared by an independent petroleum engineer or firm of engineers acceptable to the Administrative Agent in its sole discretion, which report shall set forth, as of February 1 of such year, projections of future net income from hydrocarbons classified as Proved Reserves attributable to all of its Oil and Gas Properties and (ii) such other information concerning such Oil and Gas Properties as the Administrative Agent may reasonably request, including, without limitation, engineering, geological and performance data.


________________________________________________________________________________
                                       6

         (b) Commencing September 1, 2010, and thereafter, as soon as available but in any event no later than September 1 of each year, the Borrower shall deliver, (i) a report, in form and substance satisfactory to the Lender, internally prepared by the Borrower's engineers, which report shall set forth, as of September 1 of such year, projections of future net income from hydrocarbons classified as Proved Reserves attributable to all of its Oil and Gas Properties and (ii) such other information concerning such Oil and Gas Properties as the Lender may reasonably request, including, without limitation, engineering, geological and performance data.

         (c) Each reserve report delivered hereunder shall be accompanied by a certificate from a Responsible Officer certifying to the knowledge of the Borrower, (i) the assumptions stated or used in the preparation of such reserve report are reasonable, (ii) identifying any wells which have been sold or added since the effective date of the last reserve report delivery, (iii) that there has been no material adverse change in the amount of the estimated oil and gas reserves shown in such reserve report since the date thereof, except for changes which have occurred as a result of production in the ordinary course of business, and (iv) such reserve report does not omit any statement or information necessary to cause the same not to be misleading in any material respect.

         5.6 PAYMENT STATEMENTS. The Borrower will deliver to the Administrative Agent, with sufficient copies for each Lender, on or before the fifth (5th) day of each calendar month (or the next Business Day should the fifth (5th) day of the relevant calendar month not be a Business Day), a Payment Statement as to the payment due and payable on the fifteenth (15th) day of the relevant calendar month pursuant to SECTION 2.3.

         5.7      SALES, PRODUCTION, OPERATIONS, AND LEASE ACQUISITION REPORTS .

                  (a) The Borrower will deliver to the Administrative Agent with sufficient copies for the Lenders, as soon as available and in any event within thirty (30) days after the end of each calendar month (the "SALES REPORT DATE"), commencing with the month ending October 2009, a report summarizing, as requested by the Administrative Agent, (i) the gross volume of sales and actual production during such month from all of the Borrower's Oil and Gas Properties and current prices being received for such production for the calendar month, which as to gas is two months prior to such Sales Report Date and as to oil is one month prior to such Sales Report Date, (ii) the related severance, gross production, occupation, excise, sales, recording, ad valorem, gathering and other similar Taxes, if any, deducted from gross proceeds during such month, (iii) production imbalances, (iv) leasehold operating expenses, (v) Drilling and Completion Costs expenditures attributable thereto and incurred during such month, and (vi) any changes or additions to the purchasers of production from such Properties, including contact names, addresses and contract identification number.

                  (b) The Borrower will deliver to the Administrative Agent with sufficient copies for the Lenders, as soon as available and in any event within thirty (30) days after the end of each calendar month (the "ACQUISITION REPORT DATE"), commencing with the month ending October 2009, a report summarizing, as requested by the Administrative Agent,
         (i) a schedule of Oil and Gas Properties acquired by the Borrower during such month, (ii) lease acquisition costs, (iii) title reports covering the newly acquired Oil and Gas Properties and (iv) a certificate that such Oil and Gas Properties are mortgaged to secure the Facility.


________________________________________________________________________________
                                       27

                  (c) During any period in which the Borrower is participating in a Well being drilled in the AMI, the Borrower will within a reasonable time after receipt from operator deliver to the Administrative Agent by e-mail (to the e-mail address provided in SECTION 9.1 hereof) daily drilling reports. Upon the request of the Administrative Agent, the Borrower will promptly deliver to the Administrative Agent a report, in form reasonably acceptable to the Administrative Agent, summarizing operations conducted on the Mortgaged Properties for the time period requested by the Administrative Agent.

         5.8 LIENS ON NEWLY ACQUIRED OIL AND GAS PROPERTIES. As new Oil and Gas Properties are acquired by the Borrower within the AMI, from time to time, the Borrower shall execute and deliver, as security for the payment of the Notes and the performance of the Obligations of the Borrower under this Agreement, such Security Documents (each substantially in the form of the similar instruments given pursuant to SECTIONS 3.1(A)(4)(I) and (II) in connection with the Mortgaged Properties) as necessary to create a first priority Lien (subject to Permitted Liens) on all of Borrower's Oil and Gas Mortgaged Properties not already encumbered by the Security Documents. Additionally, the Borrower shall assign such overriding royalty interest to Guggenheim Corporate Funding, LLC as may be required under the Equity Kicker Letter.

         5.9 TITLE OPINIONS. Upon the request of the Administrative Agent, the Borrower shall have prepared, with sufficient copies delivered to the Administrative Agent (i) with respect to each drillsite, division order title opinions, drill site title opinions, or other title information, and (ii) with respect to each offsite acreage site, such title information as is in the Borrower's possession, each in form reasonably satisfactory to the Administrative Agent, evidencing the Borrower's Marketable Title to any of the Mortgaged Properties.

         5.10 STATEMENT OF MATERIAL ADVERSE EFFECT. The Borrower will deliver to the Administrative Agent with sufficient copies for the Lenders, promptly upon any Responsible Officer having knowledge of any Unmatured Event of Default, Event of Default or event or condition (except for events or conditions as to the economy of the United States as a whole or the energy industry in the United States generally) causing, or that could reasonably be expected to cause, a Material Adverse Effect, a statement of a Responsible Officer, setting forth the Unmatured Event of Default, Event of Default or such event or condition causing, or that could reasonably be expected to cause, a Material Adverse Effect and the steps being taken with respect thereto.

         5.11 TITLE DEFECTS. Other than Permitted Liens, the Borrower will clear any title defects to the Mortgaged Properties as requested by the Administrative Agent, and, in the event any such title defects are not cured in a timely manner, pay all related costs and fees incurred by the Administrative Agent to do so.

         5.12 ADDITIONAL INFORMATION. The Borrower will furnish to the Administrative Agent with sufficient copies for the Lenders, promptly upon the Administrative Agent's request from time to time, such additional financial or other information concerning the assets, liabilities, operations and transactions of the Borrower as the Administrative Agent may reasonably request.

         5.13 COMPLIANCE WITH LAWS AND PAYMENT OF TAXES. The Borrower will comply in all material respects with all Laws and pay all Taxes, claims for labor, supplies, rent and other obligations which, if unpaid, might become a Lien against any of its Property, except any of the foregoing being Contested in Good Faith.


________________________________________________________________________________
                                       28

         5.14 MAINTENANCE OF EXISTENCE AND GOOD STANDING. The Borrower will maintain its corporate existence or qualification and good standing in its jurisdiction of formation and in all jurisdictions wherein the Property owned or business conducted makes such qualification necessary, except where the failure to so qualify could not reasonably to be expected to have a Material Adverse Effect.

         5.15 FURTHER ASSURANCES. The Borrower will promptly cure any defects, errors or omissions in the execution and delivery of the Loan Documents and, upon notice, take such other action and immediately execute and deliver to the Administrative Agent all such other and further instruments as may be reasonably required or desired by the Administrative Agent from time to time in compliance with the covenants and agreements made in this Agreement and the other Loan Documents, including, without limitation, to create, perfect and maintain Liens on the Collateral and all other Property intended as security for the Obligations.

         5.16 SUPPLEMENT OVERRIDING ROYALTY. As new Oil and Gas Properties are acquired by Borrower in the AMI, Borrower shall execute and deliver to Administrative Agent supplements to the Conveyance of Overriding Royalty covering such new Oil and Gas Properties.

         5.17 MAINTENANCE OF TANGIBLE PROPERTY. The Borrower will maintain, or to the extent that the right of operating is vested in others, will exercise commercially reasonable efforts to require the operator to maintain, the Mortgaged Properties in good repair and working order and make all necessary replacements thereof and operate the Mortgaged Properties in a good and workmanlike manner.

         5.18 MAINTENANCE OF INSURANCE. The Borrower will maintain insurance with respect to its Oil and Gas Properties and business against such liabilities, casualties, risks and contingencies and in such amounts as are customarily maintained in the industry in the same or similar locations and reasonably satisfactory to the Administrative Agent. Such insurance shall name "Guggenheim Corporate Funding, LLC, as Administrative Agent for the Lenders" as an additional insured and loss payee with respect to the Mortgaged Properties and the insurer will give at least 30 days prior notice of any cancellation to the Administrative Agent. The Borrower will furnish to the Administrative Agent, on the Closing Date and annually thereafter, certificates evidencing such insurance. As any new Mortgaged Properties are added by the Borrower hereunder, the Borrower shall cause its insurance carrier to issue such amendment or supplemental certificate evidencing compliance with the terms hereof.

         5.19 RIGHT OF INSPECTION. The Borrower will permit any authorized representative of the Administrative Agent or any Lender, upon prior written notice to the Borrower, to visit and inspect any Collateral at such reasonable times during normal business hours and as often as the Administrative Agent or any Lender may request; provided however, that such inspection shall be at the sole risk of the Administrative Agent and the Administrative Agent and the Lenders shall indemnify, defend and hold the Borrower harmless from any claims against or losses suffered by the Borrower arising from any injury suffered by such authorized representative except to the extent such losses are caused by the gross negligence or willful misconduct of the Borrower or its Affiliates.

         5.20 NOTICE. The Borrower will, upon obtaining knowledge of any of the following, immediately notify the Administrative Agent of: (a) the receipt of any notice from, or the taking of any action by, the holder of any promissory note or other evidence of Debt of the Borrower with respect to a claimed default, together with a statement specifying the notice given or other action taken by such holder and what action the Borrower is taking or proposes to take


________________________________________________________________________________
                                       29
with respect thereto; (b) any legal, judicial or regulatory proceedings affecting the Borrower in which the amount involved is material and is not covered by insurance or that could, if adversely determined, reasonably be expected to cause a Material Adverse Effect; (c) any dispute between the Borrower and any Tribunal or any Person that could, if adversely determined, reasonably be expected to cause a Material Adverse Effect; (d) information that in any way relates to or affects the filing of any financing statement or other security instrument for the purpose of perfecting or continuing a Lien on the Collateral; and (e) any event that materially and adversely affects the Collateral or the Rights of the Administrative Agent or the Lenders with respect to such Collateral.

         5.21 COLLATERAL PROTECTION. The Borrower will purchase and maintain in effect Derivative Contracts satisfactory to the Administrative Agent covering at least sixty percent (60%) of the estimated production from Borrower's proved producing Oil and Gas Properties on a rolling two (2) year basis at prices and with counterparties satisfactory to Administrative Agent.

         5.22     MAINTENANCE OF CONTROLLED ACCOUNT.

         (a) The Borrower shall maintain with the Depositary a controlled deposit account styled "MAINLAND RESOURCES, INC.," Account No. 7236530205 (the "GROSS PROCEEDS ACCOUNT"). The Borrower shall instruct all current and future purchasers of production from the Borrower's Oil and Gas Properties to deposit the Gross Proceeds of Production into the Gross Proceeds Account until such time as the Borrower and Administrative Agent shall otherwise direct subject at all times to the Deposit Account Control Agreement.

         (b) Pursuant to the provisions of the Security Documents, the Borrower shall grant to the Administrative Agent (for the benefit of the Lenders) a first-priority security interest in the Gross Proceeds Account and all proceeds and products thereof, which security interest shall be perfected through "CONTROL" (as such term is described in Section 9-104 of any applicable version of the Uniform Commercial Code). If, for any reason, the full outstanding principal amount of the Notes is accelerated and becomes due and payable, then the Administrative Agent shall be authorized to withdraw all of the funds on deposit in the Gross Proceeds Account (excluding Third Party Proceeds), which funds shall be applied against expenses, interest and principal outstanding under the Notes and other Obligations in Administrative Agent's discretion. So long as no Event of Default exists and is continuing, the Borrower shall have the right to withdraw funds in the Gross Proceeds Account, provided that following an Event of Default and for so long as any Event of Default is continuing, the Borrower shall not transfer, withdraw or otherwise dispose of any funds held from time to time in such accounts and Administrative Agent shall have exclusive control over the funds held in such accounts.

         5.23 USE OF PROCEEDS.  Proceeds  from the Loans shall be used solely to
(i) refinance outstanding principal under the Bridge Loan Agreement, in the amount of approximately $2,600,000.00, (ii) fund cash calls associated with Borrower's Stevenson-Douglas #16-1 Well, in an amount not to exceed $1,000,000.00, (iii) fund Borrower's acquisition of certain leaseholds located within the Buena Vista Prospect, in an amount not to exceed $2,500,000.00, (iv) to pay Borrower's out of pocket legal expenses, closing fees and Derivative Contract costs attributable to this Facility, in an amount not to exceed $400,000.00 and (v) pay general corporate expenses, in amount not to exceed $300,000.00, in the event the Lenders exercise their Participation Rights.


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


         5.24     RIGHT OF LAST OFFER.

     (a) If Borrower or any of its Affiliates requires a new loan, credit arrangement or third party financing, in order to enter into a participation agreement, joint venture, or other contract to develop or acquire any interest or rights with respect to lands and minerals located within the AMI (a "New Project") within one (1) year from the repayment of this Facility, Borrower shall or shall cause such Affiliate seeking any financing arrangements from any third parties, to make a written presentation ("Presentation", and the date when presented being the "Presentation Date") detailing the particulars of the New Project to the Lenders, including such information as it set forth in SECTION 5.24(B) below, in order for the Lenders to evaluate the New Project.

         (b) The Presentation shall include technical data and commercial terms including, by way of example but not of limitation, third party reserve reports and actual costs, expenses and obligations incurred, or to be incurred, in connection with the New Project and the terms of any third party proposed financing arrangements, with respect thereto.

         (c) The Lenders shall thereafter have the right to match the terms of the proposed third-party financing for the New Project, which such terms shall be no less favorable than the terms set forth in the third party financing. The right of the Lenders to propose financing shall last for a period of thirty (30) days following the Presentation Date (the "Exclusive Period"), during which time the parties agree to use commercially reasonable efforts to negotiate the terms and conditions for financing the New Project. During the Exclusive Period, Borrower shall not and shall not permit any such Affiliate to solicit, discuss, or negotiate any financing arrangement with any third party. Assuming the Lenders determine that the terms of the new financing are satisfactory, and assuming that such terms are no less favorable to a Borrower than the terms set forth in the third party financing then Borrower shall, or Borrower shall cause such Affiliate to enter into the new financing with the Lenders on or prior to the end of the Exclusive Period.

         (d) If the Lenders shall have failed to propose financing terms equal to or more favorable than the terms set forth in the third party financing to Borrower, or shall have rescinded or rejected the terms for financing the New Project within the Exclusive Period, then the rights of the Lenders with respect to proposing financing for such New Project shall terminate provided this right of last offer shall remain in effect and shall be binding for any other New Projects.

         5.25 FORMATION OF SUBSIDIARY. In the event that Borrower has not satisfied the Condition Subsequent under SECTION 3.2 hereof on or before March 31, 2010, Borrower promptly shall, but in no event later than April 15, 2010,
(i) form a special purpose subsidiary to hold all of its Oil and Gas Properties,
(ii) Borrower shall convey all of its Oil and Gas Properties to such Subsidiary subject to the Liens in favor of Administrative Agent, (iii) such Subsidiary shall become an Guarantor hereunder and pledge all of its assets to Administrative Agent as security for its Guaranty and Borrower's Obligations, and (iv) Borrower shall pledge all of the equity in such Subsidiary in favor of Administrative Agent.

                                    ARTICLE 6
                               NEGATIVE COVENANTS

                  So long as any Debt evidenced by the Notes remains unpaid or the Lenders remain obligated to make Advances, and in absence of written consent of the Lenders to the contrary:


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         6.1 OTHER DEBT. The Borrower will not incur,  create,  assume or suffer to exist any Debt except: (a) Loans or other Obligations hereunder, (b) unsecured current accounts payable incurred in the ordinary course of business, provided such accounts are paid within sixty (60) days of the due date or are being Contested in Good Faith, and (c) pursuant to Derivative Contracts required or permitted by this Agreement.

         6.2 DERIVATIVE CONTRACTS. The Borrower shall not enter into or in any manner be liable under any Derivative Contract except (a) Derivative Contracts as required under SECTION 5.21 and (b) Derivative Contracts entered into with the purpose and effect of hedging prices on hydrocarbons attributable to the Mortgaged Properties and expected to be produced by the Borrower provided that at all times: (i) the aggregate of all such Derivative Contracts limits or reduces such market price risk for a term approved by Administrative Agent; (ii) no such contract, when aggregated with all Derivative Contracts permitted under this SECTION 6.2 requires such Person to deliver more than 85% of total estimated hydrocarbons to be produced during any calendar month from the Mortgaged Properties and (iii) each such contract shall be with any of the Lenders, any Affiliates of the Lenders or with a counter-party or have a guarantor of the obligation of the counter-party who, at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poor's Rating Group or Moody's Investors Service, Inc. (or a successor credit rating agency).

         Any Debt to any Lenders or any Affiliate of the Lenders incurred under any Derivative Contract shall be treated as an Obligation PARI PASSU and secured pro rata under the Security Documents with all Obligations otherwise incurred hereunder or under the other Loan Documents. Borrower covenants and agrees that the payment on each and all of such Derivative Contracts with any of the Lenders or their Affiliates is and shall be secured by Liens on the Collateral under the Security Documents.

         6.3 GUARANTY OF PAYMENT OR PERFORMANCE. The Borrower will not guarantee any contract or otherwise be or become liable in connection with any obligation of any Person, except that the foregoing restriction shall not apply to performance guaranties, performance surety or other bonds or endorsements of instruments for collection, in each case in the ordinary course of business.

         6.4 LOANS, ADVANCES OR INVESTMENTS. The Borrower will not make or agree to make or allow to remain outstanding any Investment, including, without limitation, any loans or advances or the purchase (for cash or securities) of all or a substantial part of the Property or capital stock of any Person, except advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable.

         6.5 MORTGAGES OR PLEDGES OF ASSETS. The Borrower will not create, incur, assume or permit to exist any Lien on any of the Mortgaged Property or Property within the AMI (now owned or hereafter acquired), except Permitted Liens.

         6.6 CANCELLATION OF INSURANCE. The Borrower will not allow any insurance policy required to be carried hereunder to be terminated or lapse or expire without provision for adequate renewal or replacement thereof.

         6.7 SALES OF PROPERTY. The Borrower will not sell, transfer or otherwise dispose of, in one or any series of transactions, any of the Collateral except:

         (a) for production inventory in the ordinary course of business; and


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


         (b) for used, surplus, obsolete or worn-out equipment in the ordinary course of business; and

         (c) sales made with the consent of the Administrative Agent and subject to any conditions with respect thereto.

         6.8 DIVIDENDS AND DISTRIBUTIONS. The Borrower will not declare, pay or make, whether in cash or other Property, any dividend, distribution or return of capital on, or purchase, redeem or otherwise acquire for value, any of its shareholders' interests.

         6.9 CHANGES IN STRUCTURE. The Borrower will not enter into any transaction of consolidation, merger or amalgamation; liquidate, wind up or dissolve (or suffer any liquidation or dissolution); or convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all (measured in value) of its Property or business.

         6.10 PAYMENT OF ACCOUNTS PAYABLE. The Borrower will not allow any account payable to be in excess of sixty (60) days past due, except such as are being Contested in Good Faith.

         6.11 TRANSACTIONS WITH AFFILIATES. The Borrower will not directly or indirectly, enter into any transaction (including the sale, lease or exchange of Property or the rendering of service) with any of its Affiliates, other than upon fair and reasonable terms no less favorable than could be obtained in an arm's length transaction with a Person which was not an Affiliate.

         6.12 NATURE OF BUSINESS. The Borrower will not make any material change in the character of its business as carried on at the date hereof.

         6.13     NO SUBSIDIARIES.  The Borrower will not own any Subsidiaries.

         6.14     ERISA.  The Borrower will not maintain an ERISA Plan.

         6.15 NEGATIVE PLEDGE AGREEMENTS. The Borrower will not create, incur, assume or permit to exist any contract, agreement or understanding (other than this Agreement or the Security Documents) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property, or which requires the consent of or notice to other Persons in connection therewith.

         6.16 GAS IMBALANCES, TAKE-OR-PAY OR OTHER PREPAYMENTS. The Borrower will not allow gas imbalances in excess of two percent (2%) of the Borrower's projected hydrocarbon production from the Mortgaged Properties nor enter into any, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower which would require the Borrower to deliver hydrocarbons produced on Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

         6.17 DEPOSIT ACCOUNTS. The Borrower shall not create, maintain, invest or deposit proceeds from the sale of Collateral into any deposit account, securities account or investment account unless such accounts are subject to the Deposit Account Control Agreement or the Borrower shall have otherwise delivered to the Administrative Agent a duly executed tri-party account control agreement with respect to such accounts on terms and conditions reasonably satisfactory to the Administrative Agent.


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                                       33

                                    ARTICLE 7
                                EVENTS OF DEFAULT

         7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default:

                  (a) The Borrower shall fail to pay when due any installment of principal or interest on the Notes;

                  (b) Default shall occur in the due observance or performance under ARTICLE 5 of this Agreement (except for SECTION 5.10), and such default shall remain unremedied for in excess of fifteen (15) days after the earlier of (i) notice given by the Administrative Agent or any Lender (through the Administrative Agent), or (ii) actual knowledge thereof by the Borrower;

                  (c) Default shall occur in the due observance or performance of SECTION 3.3, SECTION 5.10 or ARTICLE 6 of this Agreement;

                   (d) Any Financial Statement, representation, warranty or certificate made or furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with this Agreement or other Loan Document, or as an inducement to the Lenders to enter into this Agreement, or in any instrument furnished in compliance with or in reference to this Agreement or any other Loan Document, shall be materially false, incorrect, or misleading at or as of the time made;

                   (e) Default shall be made by the Borrower (as principal or guarantor or other surety) in payment or performance of any bond, debenture, note or other evidence of Debt for borrowed money having an outstanding principal amount in excess of $25,000, or under any credit agreement, loan agreement, indenture, promissory note, third party
         Derivative Contract or similar agreement or instrument executed in connection with any of the foregoing, and such default shall remain unremedied for in excess of the period of grace, if any, with respect thereto, with the effect of accelerating the maturity of any such Debt or establishing a right to accelerate the maturity of such Debt;

                  (f) The Borrower shall file a petition seeking relief for itself under Debtor Relief Laws, or file an answer consenting to, admitting the material allegations of or otherwise not controverting, or fail timely to controvert a petition filed against it seeking relief under Debtor Relief Laws;

                  (g) An order for relief shall be entered against the Borrower under any Debtor Relief Laws, which order is not stayed, or upon the entry of an order, judgment or decree by operation of Law or by a court of competent jurisdiction which is not stayed, ordering relief against the Borrower under, or approving as properly filed, a petition seeking relief against the Borrower under the provisions of any Debtor Relief Laws, or appointing a receiver, liquidator, assignee, sequestrator,


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


         trustee or custodian of the Borrower or of any substantial part of its Property, or ordering the reorganization, winding up or liquidation of any the Borrower's affairs, or upon the expiration of sixty (60) days after the filing of any involuntary petition against the Borrower seeking any of the relief specified in the preceding Section or this Section without the petition being dismissed prior to that time;

                  (h) The Borrower (i) makes a general assignment for the benefit of its creditors, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, sequestrator, trustee or custodian of the Borrower or any substantial part of its Property,
         (iii) admits insolvency or inability to pay its debts generally as such debts become due, (iv) fails generally to pay its debts as such debts become due, or (v) takes any action (or an action shall be taken by its managers or the holders of a majority in interest of its membership interests) looking to the dissolution or liquidation of the Borrower;

                   (i) Final judgment for the payment of money in excess of $25,000 (net of any insurance claim paid with respect therefore) shall be rendered against the Borrower and such judgment shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed;

                  (j) The Security Documents shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms, cease to create a valid Lien of the priority required thereby on any of the Collateral purported to be covered thereby, or, upon perfection, cease to be a perfected Lien on any of the Collateral purported to be covered thereby, or the Borrower or any other Person who may have granted or purported to grant such Lien shall so state in writing;

                  (k) A judgment creditor of any Person who is the owner of any of the Collateral shall obtain possession of any of the Collateral by any means, including, without limitation, levy, attachment or self help;

                   (l) The validity or enforceability of any of the Loan Documents shall be contested by the Borrower or the Borrower shall deny that it has any or further liability or Obligation under any of the Loan Documents or allege that any of the Loan Documents shall be construed or enforced other than in accordance with their terms;

                   (m) The Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its Property with the intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which is fraudulent under any Debtor Relief Laws (except for such transfers in favor of the Lender); or shall have made any transfer (other than in the ordinary course of business) of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

                  (n) Michael J. Newport or Mark Witt shall cease or fail for any reason to serve and function in their current capacity as officers of the Borrower and shall not be succeeded in such position by a person reasonably acceptable to the Administrative Agent.


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


         7.2      RIGHTS UPON OCCURRENCE OF AN EVENT OF DEFAULT.

                  (a) Upon the occurrence of any Event of Default specified in SECTIONS (F), (G), or (H) of SECTION 7.1, immediately and without notice, (i) all Obligations evidenced by the Notes shall immediately become due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are expressly waived by the Borrower and (ii) all obligations of the Lenders to make further Advances, if any, under this Agreement, shall immediately and automatically cease and terminate unless and until the Lenders shall reinstate any such obligation in writing.

                  (b) Upon the occurrence and at any time during the continuance of any other Event of Default, the Administrative Agent, upon request of the Majority Lenders, may by notice to the Borrower take either or both of the following actions: (i) terminate all obligations of the Lenders to make further Advances, if any, under this Agreement and thereupon all such obligations shall immediately and automatically cease and terminate unless and until the Lenders shall reinstate any such obligation in writing and (ii) declare all Obligations evidenced by the Notes to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intention to accelerate, notice of acceleration or other notice of any kind, all of which are expressly waived by the Borrower.

                  (c) THE BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT UNDER THE LAWS OF THE STATE OF NEW YORK, UNLESS WAIVED, THE BORROWER HAS THE RIGHT TO NOTICE OF THE LENDERS' INTENT TO ACCELERATE THE OBLIGATIONS EVIDENCED BY THE NOTES, THE RIGHT TO NOTICE OF THE ACTUAL ACCELERATION OF THE OBLIGATIONS EVIDENCED BY THE NOTES, AND THE RIGHT TO PRESENTMENT OF THE NOTES BY THE LENDERS' DEMAND FOR PAYMENT. THE BORROWER ACKNOWLEDGES THAT IT UNDERSTANDS THAT IT CAN WAIVE THESE RIGHTS AND BY THE BORROWER'S EXECUTION OF THIS AGREEMENT IT AGREES TO WAIVE ITS RIGHT TO NOTICE OF INTENT TO ACCELERATE, ITS RIGHT TO NOTICE OF ACCELERATION, AND ITS RIGHT TO PRESENTMENT OR OTHER DEMAND FOR PAYMENT.

                  (d) In addition to the foregoing, upon the occurrence of any Event of Default, the Administrative Agent and the Lenders may exercise any or all of the Rights provided in any or all of the Loan Documents.

                                    ARTICLE 8
                            THE ADMINISTRATIVE AGENT

         8.1 APPOINTMENT; POWERS . Each of the Lenders hereby irrevocably (subject to SECTION 8.6) appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to


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


exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

         8.2 DUTIES AND OBLIGATIONS OF ADMINISTRATIVE AGENT . The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent (a) shall not be subject to any fiduciary or other implied duties, regardless of whether an Unmatured Event of Default or Event of Default has occurred and is continuing, (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except as provided in
SECTION 8.3, and (c) except as expressly set forth herein, shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Unmatured Event of Default or Event of Default unless and until written notice thereof is given to it by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with this Agreement or any other Loan
Document, (b) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (d) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (e) the satisfaction of any condition set forth in ARTICLE 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to it or as to those conditions precedent specifically required to be to its satisfaction, (f) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or any other obligor or guarantor, or (g) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein.

         8.3 ACTION BY ADMINISTRATIVE AGENT. The Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that it is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in SECTION 9.2) and in all cases it shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders or the Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in SECTION 9.2) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. If an Unmatured Event of Default or Event of Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Unmatured Event of Default or Event of Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this SECTION 8.3, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Unmatured Event of Default or Event of Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. The


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


Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in SECTION 9.2), and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

         8.4 RELIANCE BY ADMINISTRATIVE AGENT . The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon, and each of the Lenders hereby waives the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

         8.5 SUBAGENTS. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding SECTIONS of this ARTICLE 8 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         8.6 RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this SECTION 8.6, the Administrative Agent may resign at any time by notifying the Lenders, and the Borrower, and Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right, in consultation with and upon the approval of the Borrower (so long as no Event of Default has occurred and is continuing), which approval shall not be unreasonably withheld, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders or shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this ARTICLE 8 and SECTION 9.3 shall continue in effect for the benefit of such retiring


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                                       38

Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

         8.7 ADMINISTRATIVE AGENT AS A LENDER. Each Person serving as an Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Affiliate thereof as if it were not an Administrative Agent hereunder.

         8.8 NO RELIANCE. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Administrative Agent is not required to keep itself informed as to the performance or observance by the Borrower of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Property or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates. In this regard, each Lender acknowledges that Haynes and Boone, LLP is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

         8.9 AUTHORITY OF ADMINISTRATIVE AGENT TO RELEASE COLLATERAL AND LIENS. Each Lender hereby authorizes the Administrative Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents. Each Lender hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower's sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of SECTION 6.7 or is otherwise authorized by the terms of the Loan Documents.

         8.10 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of any Unmatured Event of Default or Event of Default under SECTIONS 7.1(F), (G), or
(H), the Administrative Agent (regardless of whether the principal of any Loan shall then be due and payable and regardless of whether the Administrative Agent has made any demand on the Borrower or any guarantor) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to (i) file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Debt that is owing and unpaid and (ii) file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for


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                                       39
         the reasonable compensation, expenses, disbursements and advances of the Lenders, the Administrative Agent, and its respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under SECTION 9.3) allowed in such judicial proceeding; and

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.

         Each Lender hereby authorizes any custodian, receiver, assignee, trustee, conservator, sequestrator or other similar official in any such judicial proceeding: (a) to make such payments to the Administrative Agent; and
(b) if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under SECTION 9.3. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Debt or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Each Lender retains its right to file and prove a claim separately.

         8.11 DELIVERY BY ADMINISTRATIVE AGENT . The Administrative Agent shall promptly provide each Lender copies of all written information, certificates and notices delivered to the Administrative Agent by or on behalf of the Borrower pursuant to the terms of this Agreement or any other Loan Document.

                                    ARTICLE 9
                                  MISCELLANEOUS

         9.1 NOTICES. Any notice required or permitted to be given under or in connection with this Agreement or any of the other Loan Documents (except as may otherwise be expressly required therein) shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or sent by telex, telegram, telecopy, facsimile, electronically by e-mail or other similar form of rapid transmission confirmed by mailing (by certified mail, return receipt requested, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent, delivered, faxed or e-mailed,

                  (a) if to the Borrower to:

                            Mainland Resources, Inc.
                            20333 SH 249, Suite 200
                            Houston, Texas 77070
                            Attention: Michael J. Newport
                            Telephone: (281) 469-5990
                            Fax: (713) 201-6884
                            Email:   mikenewport@mainlandresources.com

or to such other address or to such individual's or department's attention as the Borrower may have furnished the Administrative Agent and the Lenders in writing.


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                                       40

                  (b) if to the Administrative Agent to:

                            Guggenheim Corporate Funding, LLC
                            135 E. 57th Street, 6th Floor
                            New York, New York 10022
                            Attn: Fund Controller
                            Telephone: (212) 651-0840
                            Fax: (212) 644-8396
                            e-mail: kaitlin.trinh@guggenheimpartners.com

                  and

                            Guggenheim Corporate Funding, LLC
                            1301 McKinney, Suite 3105
                            Houston, Texas 77010
                            Attn: Jeff Bartlett
                            Telephone: (713) 300-1310
                            Fax:  (713) 300-1339
                            e-mail:  jeff.bartlett@guggenheimpartners.com

or to such other address or to such individual's or department's attention as the Administrative Agent may have furnished the Borrower and the Lenders in writing;

                  (c) if to a Lender to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or to such other address or to such individual's or department's attention as such Lender may have furnished the Borrower, the Administrative Agent and the other Lenders in writing

         Any communication so addressed and mailed shall be deemed to be given when so mailed, and any notice so sent by rapid transmission is acknowledged, and any communication so delivered in person shall be deemed to be given when receipted for or actually received by an authorized officer of the Borrower, the Administrative Agent or a Lender, as the case may be.

         9.2      AMENDMENTS AND WAIVERS.

                  (a) No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by SECTION 9.2 (B), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Event of Default at the time.


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                                       41

                  (b) Neither this Agreement nor any provision hereof nor any Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Debt hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or any interest thereon, or any fees payable hereunder, or any other Debt hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Maturity Date without the written consent of each Lender affected thereby,
(iv) change SECTION 2.11 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender, (v) or release any of the collateral (other than as provided in SECTION 8.9), without the written consent of each Lender, or (vi) change any of the provisions of this
SECTION 9.2(B) or the definition of "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or under any other Loan Documents, without the written consent of each Lender, provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of such Administrative Agent.

         9.3      EXPENSES, INDEMNITY; DAMAGE WAIVER.

                  (a)  In  connection  with  the  closing  of  the  transactions contemplated by this Agreement, the Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents. On and after the Closing Date, the Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent in the administration of this Agreement and the other Loan Documents (including without limitation, but for purposes of illustration only: preparation of amendments, modifications, waivers, consents related to the provisions hereof, negotiation, documentation and recordation of supplemental Security Documents and other Loan Documents in connection with the pledge of Mortgaged Properties as additional Wells are proposed and drilled with Advances hereunder, review of title information related thereto, and advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) whether or not the transactions contemplated hereby or thereby shall be consummated and (ii) all costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Document or any other document referred to therein. In addition to the foregoing, the Borrower shall pay, upon the occurrence and continuation of an Unmatured Event of Default or Event of Default, all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this SECTION 9.3, or in connection with the Loans made hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.


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                                       42

                  (b) THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE BORROWER OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR THE USE OF THE PROCEEDS THEREFROM, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY DOCUMENTS, (viii) ANY ENVIRONMENTAL LAW
APPLICABLE  TO THE  BORROWER  OR ANY  SUBSIDIARY  OR  ANY OF  THEIR  PROPERTIES,
INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR
ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY,
(xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH


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                                       43

INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES,
LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR VIOLATION OF LAW OF SUCH INDEMNITEE.

                  (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under SECTIONS 9.3 (A) or
(B), each Lender severally agrees to pay to the Administrative Agent, as the case may be, a percentage which is equal the percentage of the outstanding principal Debt evidenced by the Note executed in favor of such Lender to the outstanding principal Debt evidenced by all of the Notes (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

                  (d) To the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against another party or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.

                  (e) All amounts due under this SECTION 9.3 shall be payable promptly after written demand therefor.

         9.4 SURVIVAL OF AGREEMENTS. All representations and warranties of the Borrower herein or in the other Loan Documents and all covenants and agreements not fully performed before the effective date or dates of this Agreement or the other Loan Documents shall survive such date or dates.

         9.5 SUCCESSORS AND ASSIGNS.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this SECTION 9.5. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in SECTION 9.5 (C)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.


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                                       44

                  (b) (i) Subject to the conditions set forth in SECTION 9.5(B)(II), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, or, if an Event of Default has occurred and is continuing, any other assignee.

                            (ii) Assignments  shall be subject to the  following
additional conditions:

                                    (A) except in the case of an assignment to a
                           Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000.00, and the Commitments of any assigning Lender remaining a party hereto after giving effect to the assignment shall be at least $500,000.00, unless, in each case, each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

                                    (B) each partial assignment shall be made as
                           an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                                    (C) the  parties  to each  assignment  shall
                           execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $5,000.00 payable by the assigning Lender; and

                                    (D) in the case of an  assignment  to a CLO,
                           the assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement, provided that the Assignment and Acceptance between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver described in the first proviso to SECTION 9.2 that affects such CLO.

                            (iii)   Subject  to  SECTION   9.5(B)(IV)   and  the
acceptance and recording thereof, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender


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                                       45
shall cease to be a party hereto but shall continue to be entitled to the benefits of SECTIONS 2.10, 2.11 and 9.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
SECTION 9.5 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with
SECTION 9.5 (C).

                            (iv)  The  Administrative  Agent,  acting  for  this
purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                            (v) Upon its receipt of a duly completed  Assignment
and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in SECTION 9.5(B) and any written consent to such assignment required by SECTION 9.5(B), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this
SECTION 9.5(B).

                  (c)       (i)  Any  Lender  may,  without  the  consent of the
Borrower or the Administrative Agent sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to SECTION 9.2 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of SECTION 9.3. Subject to SECTION 9.5(C)(II), the Borrower agrees that each Participant shall be entitled to the benefits of SECTIONS 2.10, 2.11 and 2.13 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to SECTION 9.5(B).


________________________________________________________________________________
                                       46

                            (ii) A Participant  shall not be entitled to receive
any greater payment under SECTION 2.10 OR 2.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent and disclosure to the Borrower of all facts relevant to such greater payment.

                  (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this SECTION 9.5(D) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         9.6 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement or any of the other Loan Documents shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other Loan Document and all other terms and provisions of the Loan Document shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

         9.7      RESERVED.

         9.8 WAIVERS. No waiver by the Administrative Agent or any Lender of any of its Rights under this Agreement, the other Loan Documents or otherwise shall be considered a waiver of any other or subsequent Right. No course of dealing on the part of the Administrative Agent or any Lender, its officers, employees, consultants or agents, nor any failure or delay by the Administrative Agent or any Lender with respect to exercising any Right under any of the Loan Documents shall operate as a waiver thereof.

         9.9 CUMULATIVE RIGHTS. The Rights of the Administrative Agent and the Lenders under the Note, this Agreement and each other Loan Document shall be cumulative, and the exercise or enforcement of any such Right shall not preclude the exercise or enforcement of any other Right.

         9.10 EXHIBITS; CONFLICTS. The exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein. In the event of any direct conflict between any of the provisions of such exhibits or any of the other Loan Documents and the provisions of this Agreement, the provisions of this Agreement shall prevail.

         9.11 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or heading to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.


________________________________________________________________________________
                                       47

         9.12 JURISDICTION. To the extent any matter with respect to the Notes, this Agreement or any of the other Loan Documents is not resolved by Arbitration under SECTION 9.21 below, all actions or proceedings may be instituted in the courts of the State of New York, County of New York, the United States District Court for the Southern District of New York, or elsewhere to the extent that jurisdiction shall exist apart from the provisions of this SECTION 9.12, as the Majority Lenders may elect. By execution and delivery of this Agreement, the Borrower irrevocably and unconditionally submits to the non-exclusive jurisdiction (both subject matter and personal) of each such court, and irrevocably and unconditionally waives (a) any objection it may now or hereafter have to the laying of venue in any of such courts and (b) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum. The choice of forum and laying of venue as set forth in this
SECTION 9.12 was negotiated in good faith by the Borrower and the Lenders and is a significant term of the bargain between the Borrower and the Lenders governed by this Agreement. The Borrower and the Lenders further agree that service of process, summons, notice of document by U.S. registered mail to the address of each set forth above shall be effective service of process for any action, suit or proceeding brought against the other in any such court.

         9.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts and multiple originals of such counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Any executed Agreement or any counterpart thereof shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.14 EFFECTIVENESS. This Agreement shall not be effective until delivered to, accepted and executed by the Lenders, the Administrative Agent and the Borrower.

         9.15 DOCUMENTS. Except as expressly provided otherwise herein, all Loan Documents and any other certificate, agreement or other document provided or to be provided under the terms hereof shall be in form and substance reasonably satisfactory to the Lender.

         9.16 RIGHTS OF THIRD  PERSON.  All  provisions  of this  Agreement  are imposed solely and exclusively for the benefit of the Lenders, the Administrative Agent and the Borrower. No other Person shall have standing to require satisfaction for such provisions in accordance with their terms or be entitled to assume that the Lenders or the Administrative Agent will refuse to perform their obligations hereunder in the absence of strict compliance with any or all thereof, and any or all of such provisions may be freely waived in whole or in part by the Lenders or the Administrative Agent at any time if in their sole discretion they deem it advisable to do so.

         9.17 ANNOUNCEMENTS. Each party covenants and agrees with the other that, subject to applicable law, each party shall promptly advise and consult with the other and obtain the other's written consent before issuing any press release with respect to this Agreement or the transactions described herein.

         9.18 SURVIVAL OF CERTAIN COVENANTS. The covenants of the Borrower set forth in SECTION 9.3 shall survive repayment of the Debt for a period of one (1) year.

         9.19 JURY TRIAL WAIVED. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY AGREE THAT THEY SHALL AND HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY ANY OF THEM OR IN ANY MATTER WHATSOEVER WHICH ARISES OUT OF OR IS IN CONNECTION IN ANY ANYWAY WITH THIS AGREEMENT.


________________________________________________________________________________
                                       48

         9.20 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF NEW YORK (EXCEPT TO THE EXTENT THE LOCATION OR NATURE OF THE COLLATERAL REQUIRES THE APPLICATION OF THE LAWS OF OTHER JURISDICTIONS TO BE APPLIED AS TO MATTERS OF CREATION, PERFECTION AND PRIORITY OF LIENS AND THE RIGHTS OF THE LENDER UPON DEFAULT).

         9.21     ARBITRATION.

                  (a) ARBITRATION. Upon the demand of any party, any dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Agreement. A "DISPUTE" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute.

                  (b) GOVERNING RULES. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA commercial arbitration rules. All disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in New York selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a Lender of the protections afforded to it under 12 U.S.C. 91 or any similar applicable state law.

                  (c) NO WAIVER; PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision hereof shall limit the right of any party to exercise self-help remedies such as set-off, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the tendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

                  (d) ARBITRATOR QUALIFICATIONS AND POWERS; AWARDS. Arbitrators must be active members of the New York State Bar with expertise in the substantive laws applicable to the subject matter of the dispute. Arbitrators


________________________________________________________________________________
                                       49
are empowered to resolve disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all disputes in accordance with the substantive law of the state of New York, (ii) may grant any remedy or relief that a court of the state of New York could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the New York Rules of Civil Procedure or other applicable law. Any dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

                  (e) MISCELLANEOUS. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

         9.22 AMENDMENT AND RESTATEMENT OF BRIDGE LOAN AGREEMENT. The parties hereto agree that this Agreement amends and restates (but does not extinguish) the Bridge Loan Agreement in its entirety.

         9.23 ENTIRE AGREEMENT . This Agreement and the other Loan Documents contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by this Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]


________________________________________________________________________________
                                       50

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed effective as of the date first above written.


                            BORROWER:

                            MAINLAND RESOURCES, INC.,
                            a Nevada corporation

                            By: _____________________________________
                                Michael J. Newport
                                President




























________________________________________________________________________________
                                                       SIGNATURE PAGE - BORROWER

                            LENDERS:

                            GUGGENHEIM ENERGY OPPORTUNITIES FUND, LP, a Delaware limited partnership


                                 By: Guggenheim Investment Management, LLC
                                     a Delaware limited liability company,
                                     as Investment Manager


                                       By:_________________________________
                                       Name: _______________________________
                                       Title: ________________________________


                                 Guggenheim Energy Opportunities Fund, LP
                                 135 E. 57th Street, 7th floor
                                 New York, NY  10022
                                 Attn:  Fund Controller
                                 Telephone:  (212) 651-0840
                                 Fax #: (212) 651- 8396
                                 e-mail:  kaitlin.trinh@guggenheimpartners.com
















________________________________________________________________________________
                                                         SIGNATURE PAGE - LENDER

                                 SIGNATURE PAGE - ADMINISTRATIVE AGENT

                                 ADMINISTRATIVE AGENT:

                                 GUGGENHEIM CORPORATE FUNDING, LLC,
                                 a Delaware limited liability company


                                 By: _________________________________
                                 Name: _______________________________
                                 Title: ________________________________


























________________________________________________________________________________
                                           Signature Page - Administrative Agent

                                   SCHEDULE I

                             AREA OF MUTUAL INTEREST
________________________________________________________________________________


All Lands located within the two mile halo around the boundary lines of the following described lands:

DESOTO PARISH, LOUISIANA

Sections  11, 12, 13, 14, 15, 16, 20, 21, 22, and 23,  T13N- R14W and Section 7,
T13N- R13W.

JEFFERSON COUNTY, MISSISSIPPI

Sections  1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 19, 20, 21, 22,
23, 24, 37, T10N- R2W and Sections 3, 4, 5, 6, 7, 43, T9N- R2W.

In addition to the Area of Mutual Interest, which includes a two mile halo around the boundary lines, any other acreage currently owned by the Borrower or its Subsidiaries, and any lands purchased after the Effective Date by the Borrower or its Subsidiaries with proceeds of the Facility.


















                                                                      SCHEDULE 1

                                  SCHEDULE 2.1

                             USES OF INITIAL ADVANCE
________________________________________________________________________________


USES - CLOSING 10.20.09
________________________________________________________________________________

CLOSING FEES
Guggenheim Closing Fee                                           136,000
A&K Legal Fee                                                     60,000
Remaining H&B Legal Fee                                          100,000
Other Closing Fees                                                24,741

WELL CAPEX
Stevenson-Douglas Completion                                   1,000,000

OTHER
Repay Guggenheim Bridge Loan                                   2,600,000
Mississippi Acreage                                            2,390,000
Other Working Capital                                            489,259
                                                              __________
TOTAL                                                         $6,800,000















________________________________________________________________________________
                                                                    SCHEDULE 2.1

                                  SCHEDULE 2.2

                          LENDERS' PRO RATA PERCENTAGES
________________________________________________________________________________


LENDER                                                 COMMITMENT

GUGGENHEIM ENERGY OPPORTUNITIES FUND, LP             $40,000,000.00































________________________________________________________________________________
                                                                    SCHEDULE 2.2

                                  SCHEDULE 4.5


                                   LITIGATION
________________________________________________________________________________


ABIGAIL INVESTMENTS, LLC, ET AL V. DAVID URQUHART/CASE NO. 2:09-CV-1174 LRH-GWF (JULY 22, 2009) - UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEVADA:






























________________________________________________________________________________
                                                                    SCHEDULE 4.5

                                  SCHEDULE 4.6

                              MORTGAGED PROPERTIES
________________________________________________________________________________


                       See Exhibit A of Mortgage documents
































________________________________________________________________________________
                                                                    SCHEDULE 4.6

                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE


                                 PROMISSORY NOTE


$________________                                            ____________, 200__


         FOR VALUE RECEIVED and WITHOUT GRACE, in the installments hereinafter provided, the undersigned ("Maker") promises to pay to the order of GUGGENHEIM ENERGY OPPORTUNITIES FUND, LP ("PAYEE") the sum of ___________________
($_________), or so much thereof as may be advanced to or for the benefit of Maker by Payee pursuant to that certain Senior Secured Advancing Line of Credit Agreement dated of even date herewith between Maker, Guggenheim Corporate Funding, LLC, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the parties designated as lenders thereto ("LENDERS") and the Lenders (as may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), together with interest as set forth in the Credit Agreement;
provided, however, that it is the intention of Maker and Payee to comply strictly with all applicable usury laws as in effect from time to time; and there is no intention to contract for, nor shall there ever be collected, charged or received on this Promissory Note (this "NOTE"), interest in excess of that which would accrue and be payable on the basis of the Highest Lawful Rate.

         All payments of principal and interest are payable in lawful money of the United States of America to Administrative Agent as set forth in the Credit Agreement.

         Each advance by Payee to Maker and each payment of principal hereunder by Maker shall be reflected by a notation made by Payee on its records or on a ledger appended to this Note and the aggregate unpaid amount of advances reflected by said notations shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         This Note is issued pursuant to the Credit Agreement, and reference is made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined herein shall have the same meanings as in the Credit Agreement.

         If under any circumstances the aggregate amounts paid on this Note include amounts which by Law are deemed interest and which would exceed the maximum non-usurious amount of interest which could lawfully have been collected on this Note, Maker stipulates that such payment and collection will have been and will be deemed to have been the result of mathematical error on the part of both Maker and Payee or the holder of this Note, and the party receiving such excess payments shall promptly refund the amount of such excess (to the extent only of such interest payments above the maximum non-usurious amount which could lawfully have been collected and retained) upon discovery of such error by the party receiving such payment or notice thereof from the party making such payment.

         The principal indebtedness evidenced by this Note and all interest accrued thereon shall be payable pursuant to the terms of the Credit Agreement, with the last payment thereof due on or before Maturity Date. If any installment provided for in the Credit Agreement, either of principal or interest, is not paid when due, then the Administrative Agent may or at the request or direction of Payee or the owner or holder hereof may, at their option, without notice (including, without limitation, notice of intention to accelerate maturity


________________________________________________________________________________
                                                                       Exhibit A
                                                                          Page 1
and/or notice of acceleration of maturity) or demand, declare this Note at once matured, due and payable in full, and in such case the entire amount of unpaid principal hereunder and accrued interest thereon shall immediately become due and payable.

         If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through probate or bankruptcy proceedings, or if suit is brought on the same, Maker agrees to pay reasonable attorneys' fees and other costs of collection.

         Maker and any and all endorsers, guarantors and sureties severally waive notice (including, without limitation, notice of intention to accelerate maturity and/or notice of acceleration of maturity), demand, presentment for payment, protest and the filing of suit hereon for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them. Maker acknowledges and understands that under certain Laws, unless waived, Maker has the right to notice of intent to accelerate the indebtedness evidenced by this Note, the right to notice of the actual acceleration of the indebtedness evidenced by this Note, and the right to presentment of this Note by demand for payment. Maker acknowledges that it understands that it can waive these rights and by Maker's execution of this Note it agrees to waive its right to notice of intent to accelerate, its right to notice of acceleration, and its right to presentment or other demand for payment.

         Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         Without being limited thereto or thereby, this Note is secured by the Security Documents more particularly described in the Credit Agreement.

                                        MAKER:

                                        MAINLAND RESOURCES, INC.,
                                        a Nevada corporation

                                        By: ____________________________________
                                              Michael J. Newport
                                                  President


________________________________________________________________________________
                                                                       Exhibit A
                                                                          Page 2

                                    EXHIBIT B

                            FORM OF BORROWING REQUEST

________________________________________________________________________________

                                BORROWING REQUEST

         This Borrowing Request is submitted to Guggenheim Corporate Funding, as agent for the Lenders ("ADMINISTRATIVE AGENT"), by MAINLAND RESOURCES, INC. ("BORROWER"), pursuant to that certain Senior Secured Advancing Line of Credit Agreement dated as of October 16, 2009 (as amended, modified, supplement or restated from time to time, the "CREDIT AGREEMENT"), among Administrative Agent, the lenders party thereto (the "Lenders"), and Borrower. Capitalized terms used but not otherwise defined herein shall have the same meaning given them in the Credit Agreement. Borrower hereby requests an Advance under the Credit Agreement in the amount set forth below:

A.       ADVANCE REQUEST

1. Amount of Advance requested                                      $ __________

2. Total principal amount currently outstanding
   (excluding this Advance Request)                                 $ __________

3. Lesser of Borrowing Base or Maximum Commitment                   $ __________

4. Availability remaining (excluding this Advance Request)          $ __________

5. Date of requested Advance:                                         __________

B.       REPRESENTATIONS AND WARRANTIES

1. Borrower hereby represents and warrants to Administrative Agent and the Lenders that the following statements are true and correct as of the date of this Borrowing Request.

         a. Each Loan Document previously delivered to Administrative Agent pursuant to SECTIONS 3.1 and 3.2 of the Credit Agreement, as applicable, is in full force and effect and has not been terminated, amended or modified.

         b. All representations and warranties of Borrowers in the Credit Agreement and the other Loan Documents including, but not limited to, those made in ARTICLE IV of the Credit Agreement, are true, complete and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Advance, such representations and warranties shall continue to be true and correct as of such specified earlier date.

         c. After giving effect to the requested Advance, there will be no Unmatured Event of Default or Event of Default under the Credit Agreement or any of the Loan Documents.


________________________________________________________________________________
                                                                       Exhibit B
                                                                          Page 1

         d. All conditions precedent to the making of this Advance set forth in ARTICLE III of the Credit Agreement and the applicable conditions set forth in ARTICLE II of the Credit Agreement have been satisfied.

         e.       All proceeds of the  requested  Advance shall only be used for
                  the   purposes   permitted  in  SECTION  5.23  of  the  Credit
                  Agreement.

         f. Borrower is submitting with this Advance Request an AFE (attached as EXHIBIT A, and including all supporting documentation), together with a technical memorandum for written approval of the Administrative Agent, at least fifteen
                  (15) days prior to the date of the requested Advance relating to Drilling and Completion Costs of the proposed Well (unless the applicable time for responding to an AFE under the operating agreement is less than fifteen (15) days, in which case Borrower shall provide to Lenders as much time as is reasonably practicable).

         The undersigned certifies that he is a duly elected, qualified and acting President of Borrower, and that as such he is authorized to execute this Borrowing Request on behalf of Borrower. The undersigned further certifies, represents and warrants on behalf of Borrower that Borrower is entitled to receive the requested borrowing under the terms and conditions of the Credit Agreement.

EXECUTED this ____ day of   ____________, 20__ .


                                          MAINLAND RESOURCES, INC.,
                                          a Nevada corporation

                                          By: __________________________________
                                                Michael J. Newport
                                                President


________________________________________________________________________________
                                                                       Exhibit B
                                                                          Page 2

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE

________________________________________________________________________________

                             COMPLIANCE CERTIFICATE

                                     Financial Statement Date: ____________,


To:      Guggenheim Corporate Funding, LLC, as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Senior Secured Advancing Line of Credit Agreement, dated as of October 16, 2009, (as amended, modified, supplement or restated from time to time, the "AGREEMENT;" the terms defined therein being used herein as therein defined), among Mainland Resources, Inc. ("BORROWER"), the lenders from time to time party thereto (the "LENDERS"), and Guggenheim Corporate Funding, LLC, as Administrative Agent (the "ADMINISTRATIVE AGENT").

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the __________________________________________________of
the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

      [USE FOLLOWING PARAGRAPH 1 FOR FISCAL YEAR-END FINANCIAL STATEMENTS]

     1. Attached hereto are the year-end audited financial statements required by SECTION 5.3 of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

     [USE FOLLOWING PARAGRAPH 1 FOR FISCAL QUARTER-END FINANCIAL STATEMENTS]

     1.  Attached  hereto are the  unaudited  financial  statements  required by
SECTION 5.2 of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

     3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Unmatured Event of Default or Event of Default has occurred and is continuing.


________________________________________________________________________________
                                                                       Exhibit C
                                                                          Page 1

     4. The representations and warranties of the Borrower contained in ARTICLE IV of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in SECTION 4.4 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to SECTION 4.4 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

     5. The financial covenant analyses and information set forth and attached hereto are true and accurate on and as of the date of this Certificate.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ____________, __________.

                                      MAINLAND RESOURCES, INC.,
                                      a Nevada corporation

                                      By: _____________________________________
                                            Michael J. Newport
                                            President














________________________________________________________________________________
                                                                       Exhibit C
                                                                          Page 2

                                    EXHIBIT D

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
________________________________________________________________________________


         This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "AGREEMENT") dated as of
_______________________,          200__,         is         made         between
_____________________________________ (the "ASSIGNOR") and (the "ASSIGNEE").

                                R E C I T A L S

         WHEREAS, Assignor is party to that certain Senior Secured Advancing Line of Credit Agreement, dated as of October 16, 2009, (as the same may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), among MAINLAND RESOURCES, INC. ("BORROWER"), the several financial institutions from time to time party thereto (the "LENDERS"), and GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agents (the " ADMINISTRATIVE AGENT") for the Lenders (terms defined in the Credit Agreement are used herein with the same meaning);

         WHEREAS, as provided in the Credit Agreement, the Lenders have committed to extend credit to Borrower in an aggregate amount not to exceed ___________ Dollars ($________); and

         WHEREAS, Assignor wishes to assign to Assignee part of the rights and obligations of Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Loans in a total amount equal to Dollars (U.S. $_______) (the "ASSIGNED AMOUNT") on the terms listed on ANNEX I hereto and subject to the conditions set forth herein and in the Credit Agreement, and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. ASSIGNMENT AND ASSUMPTION.

                  (a) Before giving  effect to this  Agreement,  Assignor's  (a)
Commitment is $_______________, (b) aggregate principal amount of its outstanding Loans is $_________________, (c) and (c) Pro Rata Percentage is ______%. With effect on and after the Effective Date (as defined in Section 4 hereof), Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, the Assigned Amount, which shall be equal to percent ( %) (the "ASSIGNEE'S PERCENTAGE SHARE") of all of Assignor's rights and obligations under the Credit Agreement, including, without limitation, Assignee's Percentage Share of Assignor's (i) Commitment, and (ii) outstanding Loans. After giving effect to this Agreement on the Effective Date (defined herein), the Commitment, outstanding Loans and Pro Rata Percentage of Assignor and Assignee, respectively, are set forth as follows:


________________________________________________________________________________
                                                                       Exhibit D
                                                                          Page 1

                   OUTSTANDING             PRO RATA
                      LOANS                 SHARE                COMMITMENT

ASSIGNOR          $___________           ___________%           $___________
ASSIGNEE          $___________           ___________%           $___________


         The assignment set forth in this SECTION 1(A) shall be without recourse to, or representation or warranty (except as expressly provided in this Agreement) by, Assignor.

                  (b) With effect on and after the Effective Date (defined herein), Assignee shall be a party to the Credit Agreement, shall become a "Lender" for all purposes as therein defined and contemplated, and shall succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement with a Commitment in the amount and with the Pro Rata Percentage set forth above for Assignee. Assignee agrees that it is bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto, and that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that (i) the Commitment of Assignor shall, as of the Effective Date (defined herein), be reduced by Assignee's Percentage Share and (ii) Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by Assignee.

         2. PAYMENTS.

                  (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, Assignee shall pay to Assignor on the Effective Date (defined herein) in immediately available funds an amount equal to Dollars ($_____), representing Assignee's Percentage Share of the principal amount of all Loans previously made, and currently owned, by Assignor under the Credit Agreement and outstanding on the Effective Date (defined herein).

                  (b) Assignee further agrees to pay to Administrative Agent a processing or transfer fee in the amount of $_________.

                  (c) To the extent  payment to be made by Assignee  pursuant to
Section 2(a) hereof is not made when due, Assignor shall be entitled to recover such amount together with interest thereon at the Federal Funds Rate per annum accruing from the date such amounts were due.

         3. REALLOCATION OF PAYMENTS. Any interest, commissions, fees and other payments accrued to but excluding the Effective Date (defined herein) with respect to Assignor's Commitment Percentage of the Loans shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Effective Date (defined herein) with respect to the Assigned Amount shall be for the account of Assignee. Each of Assignor and Assignee agree that it will hold in trust for the other party any interest, commissions, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt. Assignor's and Assignee's obligations to make the payments referred to in this Section 3 are non-assignable.


________________________________________________________________________________
                                                                       Exhibit D
                                                                          Page 2

         4. EFFECTIVE DATE; NOTICES.

                  (a) The effective date for this Agreement shall be ________ _______________ (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:
                           (i) this Agreement shall be executed and delivered by
                  Assignor and Assignee;
                           (ii) the consent of Borrower and Administrative Agent
                  shall have been duly obtained in the form set forth on ANNEX II hereof, and shall be in full force and effect as of the Effective Date;
                           (iii) Assignee shall pay to Assignor all amounts due to Assignor under this Agreement; and
                           (iv) the  processing  or transfer  fee referred to in
                  SECTION 2(B) shall have been paid to Administrative Agent.

                  (b) Promptly following the execution of this Agreement, Assignor shall deliver to Administrative Agent for acceptance by Administrative Agent, the notices, agreements or other documents as may be required under the Credit Agreement.

                  (c) Promptly following payment by Assignee of the consideration as provided in SECTION 2 hereof, Assignor shall deliver its promissory note(s) to Administrative Agent and shall request that new notes be issued to Assignor and Assignee dated the Effective Date to properly reflect the respective amounts of the Loans held by each party.

         5.       ADMINISTRATIVE AGENT

                  (a) Assignee hereby appoints and authorizes Assignor to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Administrative Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  (b) Assignee shall assume no duties or obligations held by Assignor in its capacity as Administrative Agent under the Credit Agreement.

         6. REPRESENTATIONS AND WARRANTIES.

                  (a) Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement, and apart from any agreements or undertaking or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; and (iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with the terms hereof, except subject, as to enforcement, to Bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.


________________________________________________________________________________
                                                                       Exhibit D
                                                                          Page 3

                  (b) Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrower or any guarantor or the performance or observance by Borrower or any guarantor of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement; and apart from any agreements or undertaking or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with the terms hereof, except subject, as to enforcement, to Bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; (iv) it is eligible under the Credit Agreement to be an assignee in accordance with the terms hereof; and (v) that it has received a copy of the Credit Agreement and the exhibits and schedules thereto, and has received (or waived the requirement that it receive) copies of each of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder.

         7. FURTHER ASSURANCES. Assignor and Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including, without limitation, the delivery of any notices or other documents or instruments to Borrower, Administrative Agent or any guarantor which may be required in connection with the assignment and assumption contemplated hereby.

         8. INDEMNITY. Assignee agrees to indemnify and hold harmless Assignor against any and all losses, costs, expenses (including, without limitation, reasonable attorneys' fees and the allocated costs and expenses for in-house counsel) and liabilities incurred by Assignor in connection with or arising in any manner from the non-performance by Assignee of any obligation assumed by Assignee under this Agreement.

         9. MISCELLANEOUS.

                  (a) Any amendment or waiver of any provision of this Agreement shall be in writing signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach hereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c)  All  communications  among  the  parties  or  notices  in connection herewith shall be in writing and mailed, hand-delivered or transmitted by facsimile as follows: (i) if to Assignor or Assignee, at their respective addresses or facsimile numbers set forth on the signature pages hereof and (ii) if to Borrower, Administrative Agent or any guarantor, at their


________________________________________________________________________________
                                                                       Exhibit D
                                                                          Page 4
respective addresses or facsimile numbers set forth in the Credit Agreement or to such other address or facsimile number as shall be designated in a written notice given in accordance with the Credit Agreement. All such communications and notices shall be effective upon receipt. Assignee specifies as Lending Office(s) the office(s) set forth beneath its name on the signature pages hereof.

                  (d) Assignor and Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

                  (e) The representations and warranties made herein shall survive the consummation of the transactions contemplated hereby.

                  (f) Subject to the terms of the Credit Agreement, this Agreement shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns; PROVIDED, HOWEVER, that no party shall assign its rights hereunder without the prior written consent of the other party, Administrative Agent and Borrower and any purported assignment, absent such consents, shall be void. The preceding sentence shall not limit or enhance the right of Assignee to assign or participate all or part of Assignee's Percentage Share and the Assigned Amount and any outstanding Loans attributable thereto in accordance with the Credit Agreement.

                  (g)  This   Agreement   may  be  executed  in  any  number  of
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflicts of law). Assignor and Assignee each irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Southern District of New York over any suit, action or proceeding arising out of or relating to this Agreement or the Credit Agreement and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (i) This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto, and together with the Credit Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings related to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and the Credit Agreement, the terms, conditions and provisions of the Credit Agreement shall prevail.

                  (j) In the event of any inconsistency between the provisions of this Agreement and Annex I hereto, this Agreement shall control. Headings are for reference only and are to be ignored in interpreting this Agreement.

         10. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.


________________________________________________________________________________
                                                                       Exhibit D
                                                                          Page 5

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                    ASSIGNOR:

                                    [________________________]


                                         By:
                                         Name:
                                         Title:

                                    Address for Notices:
                                    ________________________________________
                                    _______________________________________

                                    Facsimile No.:


                                    ASSIGNEE:

                                    [_________________________]

                                         By:
                                         Name:
                                         Title:

                                    Address for Notices:
                                             ___________________________________
                                             ___________________________________

                                    Facsimile No.:

                                    Lending Office:
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________

                                    Facsimile No.:


________________________________________________________________________________
                                                                       Exhibit D
                                                                          Page 6

                                     ANNEX I
                                       TO
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

1.  COMPANY:

2.  DATE OF CREDIT AGREEMENT:

3.  ASSIGNOR:

4.  ASSIGNEE:

5.  DATE OF ASSIGNMENT AGREEMENT:

6.  EFFECTIVE DATE:

7.  FEES PAID BY ASSIGNEE TO ASSIGNOR:

8.  INTEREST PAID BY ASSIGNEE TO ASSIGNOR:

9.  PAYMENT INSTRUCTIONS:

    Assignor:

    Assignee:

10. ASSIGNEE'S NOTICE:

    Instructions:

11. OTHER INFORMATION:







________________________________________________________________________________
                                                            Annex 1 to Exhibit D

                                    ANNEX II
                                       TO
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT
                              _______________, 2009

ADMINISTRATIVE AGENT

Gentlemen:

         We refer to the Senior Secured Advancing Line o Credit Agreement dated as of October 16, 2009 (the "CREDIT AGREEMENT") among MAINLAND RESOURCES, INC. ("BORROWER"), the several financial institutions from time to time party thereto (the "LENDERS"), and GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders from time to time party to the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         1. We hereby  give you notice of, and  request  the consent of Borrower and Administrative Agent to, the assignment by (the "ASSIGNOR") to _______________________ (the "ASSIGNEE") of % of the right, title and interest of Assignor in and to the Credit Agreement (including without limitation the right, title and interest of Assignor in and to the Commitment of Assignor and all outstanding Loans made by Assignor). Before giving effect to such assignment Assignor's (a) Commitment is $__________, (b) Pro Rata Percentage is _________% and (c) aggregate principal amount of its outstanding Loans is $ . After giving effect to such assignment, Assignor's and Assignee's respective Loans, Commitment and Pro Rata Percentage are as follows:

                   Outstanding Loans     Pro Rata Percentage        Commitment

    ASSIGNOR       $___________            ___________%          $___________
    ASSIGNEE       $___________            ___________%          $___________

         2. Assignee agrees that upon receiving the consent of Borrower and Administrative Agent to such assignment and from and after the effective date of the Assignment, Assignee will be bound by the terms of the Credit Agreement, with respect to the interest in the Credit Agreement assigned to it as specified above, as fully and to the same extent as if Assignee were the Lender originally holding such interest in the Credit Agreement.

         3. The following administrative details apply to Assignee:

         4. Lending Office:
                           Assignee:
                           Address:


                           Attention:
                                    Telephone:       (   )
                                    Facsimile:       (   )


________________________________________________________________________________
                                                           Annex II to Exhibit D
                                                                          Page 1

         5. Notice Address:
                           Assignee:
                           Address:


                           Attention:
                                    Telephone:       (   )
                                    Facsimile:       (   )

         6.                Payment Instructions: Account No.: 7236272410
                                     At:


                           Reference:
                           Attention:

         7. Without limiting the generality of PARAGRAPH 2 hereinabove, the tax forms to be delivered by Assignee pursuant to SECTION 2.13 of the Credit Agreement, if any, will be promptly provided in compliance therewith.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                   Very truly yours,
                                   [Name of Assignor]

                                            By:
                                            Name:
                                            Title:


                                   [Name of Assignee]


                                            By:
                                            Name:
                                            Title:


GUGGENHEIM  CORPORATE FUNDING,  LLC,
as Administrative Agent, hereby grants its consent to the foregoing assignment:

By:
Name:
Title:


________________________________________________________________________________
                                                           Annex II to Exhibit D
                                                                          Page 2

                                    EXHIBIT E

                             FORM OF LETTER IN LIEU

________________________________________________________________________________


Attn: Division Order Department

         Re:      Letter in Lieu of Transfer Order

Ladies and Gentlemen:

         MAINLAND RESOURCES, INC., a Nevada corporation ("MORTGAGOR"), has executed the documents described on EXHIBIT A attached hereto (collectively, the "MORTGAGES") for the benefit of GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent ("AGENT"), assigning, transferring and conveying certain properties (the "MORTGAGED PROPERTY") described therein. Enclosed is a copy of the Mortgages covering the Mortgaged Property.

         Attached hereto is a list of the properties which are subject to the Mortgage for which you are accounting to Mortgagor and the decimal interest in production heretofore paid to Mortgagor with respect to its interest in each given property.

         Pursuant to the Mortgages, Mortgagor transferred and assigned all of its interests in the Mortgaged Property to Agent. Therefore, Mortgagor hereby authorizes and instructs you that all future payments attributable to the Mortgaged Property, which would otherwise be paid to Mortgagor, should be made by wire transfer payable to:

         MAINLAND RESOURCES, INC.
         Account No.  7236530205
         Fifth Third Bank

until notified in writing by Agent to discontinue such payments. Also, Mortgagor hereby requests that you change your records to reflect that Agent is entitled to the proceeds of production attributable to the Mortgaged Property.

         In consideration of your acceptance of this Letter-in-Lieu of Transfer Order, Agent and Mortgagor agree as follows:

1. Mortgagor has heretofore executed Transfer or Division Orders to you covering each of the properties referred to in this letter. This letter is being executed by the undersigned in lieu of execution of separate Transfer or Division Orders. With respect to proceeds from the sale of oil, gas and other hydrocarbons as to which you account hereunder, Agent agrees that it will be bound by the terms, conditions, warranties and covenants of all such Transfer or Division Orders heretofore executed by Mortgagor now in force, with the same effect as though it had executed the originals thereof; provided, however, the aggregate liability of Agent with respect to any warranty, representation, covenant or indemnification contained therein or in this letter shall be limited to an amount equal to the amounts disbursed by you to Agent hereunder.


________________________________________________________________________________
                                                                       Exhibit E
                                                                          Page 1

2. Mortgagor hereby agrees that you are relieved of any responsibility in connection with the application of the proceeds paid by you to Agent as hereinabove specified and payment made by you to Agent shall be binding and conclusive as between you and Mortgagor.

         In the absence of a question about the enclosed schedule, you are respectfully requested to make disbursement to Agent as instructed herein and NOT TO SUSPEND OR DELAY any payments by virtue of the assignment of production from Mortgagor to Agent. Should you require additional documentation prior to implementing the manner of disbursement requested herein, notwithstanding the warranties and indemnifications contained hereinabove, please suspend disbursements to Mortgagor, pending execution of such additional documentation as you may reasonably require.

         This instruction letter is not to be modified, amended or terminated unless you receive written instructions from both Mortgagor and Agent.

         In order that we may have a record evidencing your acceptance of this Letter-in-Lieu of Transfer Order, we request that you execute one copy of this letter in the space provided below and return the same to Agent in the enclosed self-addressed envelope.

Very truly yours,

         MAINLAND RESOURCES, INC.,
         a Nevada corporation


         By: _____________________________________
             Michael J. Newport
             President


GUGGENHEIM CORPORATE FUNDING, LLC,
a Delaware limited liability company

By:_______________________________________
Name:____________________________________
Title:_____________________________________


ACCEPTED this _____ day of ___________, 20___.

_______________________________________     , Purchaser of Production

By:_______________________________________
Name:____________________________________
Title:_____________________________________


________________________________________________________________________________
                                                                       Exhibit E
                                                                          Page 2

                                  EXHIBIT F(I)

           FORM OF CONVEYANCE OF PERMANENT OVERRIDING ROYALTY INTEREST

________________________________________________________________________________


                            CONVEYANCE OF OVERRIDING
                                ROYALTY INTEREST


STATE OF ______________             ss.
                                    ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ____________              ss.


                  THAT MAINLAND RESOURCES, INC., a Nevada corporation, with offices at 20333 SH 249, Suite 200, Houston, TX 77070, (281) 469-5990
("ASSIGNOR"), for and in consideration of One Hundred Dollars ($100.00) and other good and valuable consideration to it paid by _______________________., a ________________________________, with offices at ______________________________
("ASSIGNEE"), the receipt and sufficiency of which are hereby acknowledged, has BARGAINED, SOLD, CONVEYED, TRANSFERRED, ASSIGNED and DELIVERED, and by these presents does hereby BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and DELIVER unto Assignee, as of __________________ (the "EFFECTIVE DATE"), an overriding royalty interest equal to two and a half percent of eight-eighths (2.5% of 8/8ths) in all oil, gas, casinghead gas and other hydrocarbons that are produced, saved and marketed from those certain oil and gas leases, the lands covered by the leases and wells more particularly described in the attached Exhibit "A", hereinafter referred to as the "SUBJECT LEASES" (the "OVERRIDING ROYALTY INTEREST").

                  Assignor shall account to Assignee for the production of oil, gas and related hydrocarbons attributable to the Overriding Royalty Interest on the following basis, payable at first production from each of the Subject
Leases:

                  (a) Two and a half percent of eight-eighths (2.5% of 8/8ths) of (1) the oil produced and saved and (2) distillate and condensate recovered by separators, to be delivered to Assignee or to Assignee's credit at the pipeline or other point where Assignor's share is delivered to the purchaser free of all costs and expenses of production; and

                  (b) On gas, including casinghead gas or other gaseous substances produced from the Subject Leases and sold on or off the premises, used on or off the premises in the manufacture of gasoline or other products or otherwise used off the premises, the overriding royalty shall be two and a half percent of eight-eighths (2.5% of 8/8ths) of the proceeds received from such sale, regardless of the point of delivery, except that on gas, including casing-head gas or other gaseous substances, produced from the Subject Leases and run to a plant for the recovering of liquids therefrom, the royalty shall be (1) two and a half percent of eight-eighths (2.5% of 8/8ths) of the proceeds attributable to the liquids removed from said gas and sold at the plant or elsewhere and (2) two and a half percent of eight-eighths (2.5% of 8/8ths) of the proceeds received from the sale at the plant or elsewhere of the residue gas remaining after the removal of such liquids.


________________________________________________________________________________
                                                                    Exhibit F(i)
                                                                          Page 1

                  TO HAVE AND TO HOLD the Overriding Royalty Interest, together with all and singular the rights and appurtenances thereto in anywise belonging unto Assignee, its successors and assigns, subject, however, to the following terms and provisions, to wit:

                                       I.

                  The Overriding Royalty Interest shall also apply to the production of oil, gas and related hydrocarbons under the terms and provisions of any extension of any of the Subject Leases or any new lease, which covers all or any portion of the same mineral interests in the lands covered by any of the Subject Leases, acquired by or for the benefit of Assignor, its successors and assigns, within one (1) year after the expiration of such Subject Lease, provided, however, that no such new lease shall reduce the amount of the Overriding Royalty Interest or prejudice the rights of Assignee in any material respect.

                                       II.

                  The Overriding Royalty Interest shall be paid free of exploration, drilling, development, operating, production and other costs incurred in or attributable to the exploration and production of oil, gas and related hydrocarbons from said leases. The Overriding Royalty Interest shall bear its proportionate cost of all post production expenses. All ad valorem, production, severance, gathering and other taxes chargeable against the Overriding Royalty Interest shall be paid by Assignee.

                                      III.

                  To the extent it is in control of such matters, Assignor agrees that it will conduct and carry on the development, maintenance and operation of the Subject Leases with reasonable and prudent business judgment and in accordance with good oil and gas field practices, and that it will drill such wells as a reasonably prudent operator would drill from time to time in order to protect the Subject Leases from drainage; provided, however, nothing herein contained shall obligate Assignor to conduct any drilling operations whatsoever upon the Subject Leases, or lands pooled therewith, except as set forth above, or to continue to operate any well or to operate or maintain in force or attempt to maintain in force any of the Subject Leases when, in Assignor's opinion, such well or lease ceases to produce or is not capable of producing oil, gas or associated hydrocarbons in paying quantities, or to maintain said leases in effect by payment of delay rental payments or otherwise, and the extent and duration of all operations, as well as the preservation of each of the Subject Leases by delay rental payments or otherwise, shall be solely at the will of Assignor. Assignor shall have the right at any time to surrender or abandon any of the Subject Leases in whole or in part without liability to Assignee, and in case of such surrender or abandonment, Assignor may release the subject lease(s) directly to the lessor thereof.

                                       IV.

                  Assignor shall have the right and power, without further approval by Assignee, to pool and unitize any of the Subject Leases and to alter, change or amend or terminate any pooling or unitization agreements heretofore or hereafter entered into, as to all or any part of the lands covered by the Subject Leases, as to any one or more of the formations or horizons thereunder, upon such terms, and provisions as Assignor shall in its sole discretion determine. If and whenever through the exercise of such right and power, or pursuant to any law now existing or hereafter enacted, or any rule, regulation or order of any governmental body now existing or hereafter promulgated, any of the Subject Leases are pooled or unitized in any manner, the Overriding Royalty Interest shall also be pooled and unitized, and in such event Assignee shall be entitled to receive the Overriding Royalty Interest which accrue to the Subject Leases under and by virtue of the pooling and unitization.


________________________________________________________________________________
                                                                    Exhibit F(i)
                                                                          Page 2

                                       V.

                  This Conveyance is made and accepted subject to all orders, rules and regulations and ordinances of Federal, state and other governmental agencies having jurisdiction; to the terms and provisions of the Subject Leases; to the terms and provisions of any farmout agreements, farmin agreements, participation agreements, letter agreements, operating agreements or other contracts that are in effect and which affect Assignor's interest in the Subject Leases as of the Effective Date, to the extent the same are valid and in full force and effect and apply to the Subject Leases; and to all pooling and unitization agreements and other agreements, encumbrances, easements, and restrictions filed of record.

                                       VI.

         If any of the Subject Leases covers less than the entire undivided mineral fee interest in the lands covered thereby, then, with respect to such
Subject Leases the Overriding Royalty Interest herein assigned shall be proportionately reduced to the proportion that the mineral fee interest in the lands covered by such Subject Leases bears to the entire undivided mineral fee interest in said lands. If Assignor owns less than all of the leasehold interest in and to any of the Subject Leases, then in such event the Overriding Royalty Interest herein assigned with respect to such Subject Leases shall be proportionately reduced by the leasehold interest owned by Assignor at the time of this Assignment.


                                      VII.

                  Assignor shall maintain true and correct books and records sufficient to enable Assignee, or its designated representative, to verify the correctness of the amounts paid and payable to Assignee as the owner of the Overriding Royalty Interest. The aforesaid books and records shall be open for inspection by Assignee, or its designated representative, at the office of Assignor during normal business hours.



                                      VIII.

                  Assignor shall market or cause to be marketed the oil, gas and related hydrocarbons produced from the Subject Leases at the best prices and on the best terms that Assignor shall deem reasonably obtainable under the circumstances. For such purpose sales of oil, gas or related hydrocarbons may continue to be made by Assignor in accordance with existing gas sales contracts. Assignor may amend such existing gas sales contracts or enter into new gas sales contracts without prior consent or approval of Assignee.

                                       IX.

                  Assignor hereby binds and obligates itself, its successors and assigns, to warrant and forever defend all and singular the Overriding Royalty Interest unto, Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.


________________________________________________________________________________
                                                                    Exhibit F(i)
                                                                          Page 3

                                       X.

                  This Conveyance shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

                                       XI.

                  This Conveyance is made with full substitution and subrogation of Assignee in and to all covenants of warranty by others heretofore given or made with respect to the Subject Leases or any part thereof or interest therein.

                                      XII.

                  This instrument may be executed in multiple counterparts. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instruments.

                            [SIGNATURE PAGE FOLLOWS.]





















________________________________________________________________________________
                                                                    Exhibit F(i)
                                                                          Page 4

     IN WITNESS WHEREOF, this instrument is executed this _____ day of ____________, _________.

                                    ASSIGNOR:


                                    MAINLAND RESOURCES, INC.,
                                    a Nevada corporation


                                    By:_______________________________
                                             Michael J. Newport
                                             President

The name and address of the Assignor is:

MAINLAND RESOURCES, INC.
20333 SH 249, Suite 200
Houston, Texas 77070
Attention: Michael J. Newport

STATE OF TEXAS
COUNTY OF HARRIS

         Personally appeared before me, the undersigned authority in and for the said county and state, on this _____ day of _________________, _______, within my jurisdiction, the within named Michael J. Newport, who acknowledged that he is President of Mainland Resources, Inc. a Nevada corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


                                  ______________________________
                                  Notary Public


My Commission Expires:
_____________________


________________________________________________________________________________
                                                                    Exhibit F(i)
                                                                          Page 5

                                    ASSIGNEE:


                                    ________________________________
                                    a ______________________________


                                         By:___________________________________
                                         Name: ________________________________
                                         Title: _______________________________


The name and address of the Assignee is:

____________________________________
____________________________________
___________________________________

STATE OF __________________
COUNTY OF ________________________

         Personally appeared before me, the undersigned authority in and for the said county and state, on this _____ day of _________________, 2009, within my jurisdiction, the within named ____________________________, who acknowledged that he is ___________________ of __________________, a _____________________,
and that for and on behalf of the said entities, and as their act and deed he executed the above and foregoing instrument, after first having been duly authorized by said entities so to do.


                                  ______________________________
                                  Notary Public


My Commission Expires:

_____________________


________________________________________________________________________________
                                                                    Exhibit F(i)
                                                                          Page 6

                                  EXHIBIT F(II)

           FORM OF CONVEYANCE OF REDUCING OVERRIDING ROYALTY INTEREST

________________________________________________________________________________

                            CONVEYANCE OF OVERRIDING
                                ROYALTY INTEREST


STATE OF ____________               ss.
                                    ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _________                 ss.


                  THAT MAINLAND RESOURCES, INC., a Nevada corporation, with offices at 20333 SH 249, Suite 200, Houston, TX 77070, (281) 469-5990
("ASSIGNOR"), for and in consideration of One Hundred Dollars ($100.00) and other good and valuable consideration to it paid by _________________________, a _______________________, with offices at ______________________________________
("ASSIGNEE"), the receipt and sufficiency of which are hereby acknowledged, has BARGAINED, SOLD, CONVEYED, TRANSFERRED, ASSIGNED and DELIVERED, and by these presents does hereby BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and DELIVER unto Assignee, as of __________________ (the "EFFECTIVE DATE"), an overriding royalty interest equal to five and a half percent of eight-eighths (5.5% of 8/8ths) in all oil, gas, casinghead gas and other hydrocarbons that are produced, saved and marketed from those certain oil and gas leases, the lands covered by the leases and wells more particularly described in the attached Exhibit "A", hereinafter referred to as the "SUBJECT LEASES" (the "OVERRIDING ROYALTY INTEREST"). The Overriding Royalty Interest is not a contingent interest but is a fully and presently vested real property interest.

                  Reference is made to that certain Senior Secured Advancing Line of Credit Agreement dated as of October 16, 2009 by and among Assignor, as Borrower, Guggenheim Corporate Funding, LLC, as Administrative Agent, and the lenders from time to time party thereto ("LENDERS") (as such is from time to time amended, supplemented, restated or otherwise modified, the "CREDIT AGREEMENT"). Assignor shall account to Assignee for the production of oil, gas and related hydrocarbons attributable to the Overriding Royalty Interest on the following basis, payable out of production from each of the Subject Leases commencing on the first day of the month that all Obligations (as defined in the Credit Agreement) have been paid in full:

                  (a) Five and a half percent of eight-eighths (5.5% of 8/8ths) of (1) the oil produced and saved and (2) distillate and condensate recovered by separators, to be delivered to Assignee or to Assignee's credit at the pipeline or other point where Assignor's share is delivered to the purchaser free of all costs and expenses of production; and

                  (b) On gas, including casinghead gas or other gaseous substances produced from the Subject Leases and sold on or off the premises, used on or off the premises in the manufacture of gasoline or other products or otherwise used off the premises, the overriding royalty shall be five and a half percent of eight-eighths (5.5% of 8/8ths) of the proceeds received from such sale, regardless of the point of delivery, except that on gas, including casing-head gas or other gaseous substances, produced from the Subject Leases and run to a plant for the recovering of liquids therefrom, the royalty shall be (1) five and a half percent of eight-eighths (5.5% of 8/8ths) of the proceeds attributable to the liquids removed from said gas and sold at the plant or elsewhere and (2) five and a half percent of eight-eighths (5.5% of 8/8ths) of the proceeds received from the sale at the plant or elsewhere of the residue gas remaining after the removal of such liquids.


________________________________________________________________________________
                                                                   Exhibit F(ii)
                                                                          Page 1

                  TO HAVE AND TO HOLD the Overriding Royalty Interest, together with all and singular the rights and appurtenances thereto in anywise belonging unto Assignee, its successors and assigns, subject, however, to the following terms and provisions, to wit:

                                       I.

                  The Overriding Royalty Interest shall also apply to the production of oil, gas and related hydrocarbons under the terms and provisions of any extension of any of the Subject Leases or any new lease, which covers all or any portion of the same mineral interests in the lands covered by any of the Subject Leases, acquired by or for the benefit of Assignor, its successors and assigns, within one (1) year after the expiration of such Subject Lease, provided, however, that no such new lease shall reduce the amount of the Overriding Royalty Interest or prejudice the rights of Assignee in any material respect.

                                       II.

                  The Overriding Royalty Interest shall be paid free of exploration, drilling, development, operating, production and other costs incurred in or attributable to the exploration and production of oil, gas and related hydrocarbons from said leases. The Overriding Royalty Interest shall bear its proportionate cost of all post production expenses. All ad valorem, production, severance, gathering and other taxes chargeable against the Overriding Royalty Interest shall be paid by Assignee.

                                      III.

                  To the extent it is in control of such matters, Assignor agrees that it will conduct and carry on the development, maintenance and operation of the Subject Leases with reasonable and prudent business judgment and in accordance with good oil and gas field practices, and that it will drill such wells as a reasonably prudent operator would drill from time to time in order to protect the Subject Leases from drainage; provided, however, nothing herein contained shall obligate Assignor to conduct any drilling operations whatsoever upon the Subject Leases, or lands pooled therewith, except as set forth above, or to continue to operate any well or to operate or maintain in force or attempt to maintain in force any of the Subject Leases when, in Assignor's opinion, such well or lease ceases to produce or is not capable of producing oil, gas or associated hydrocarbons in paying quantities, or to maintain said leases in effect by payment of delay rental payments or otherwise, and the extent and duration of all operations, as well as the preservation of each of the Subject Leases by delay rental payments or otherwise, shall be solely at the will of Assignor. Assignor shall have the right at any time to surrender or abandon any of the Subject Leases in whole or in part without liability to Assignee, and in case of such surrender or abandonment, Assignor may release the subject lease(s) directly to the lessor thereof.

                                       IV.

                  Assignor shall have the right and power, without further approval by Assignee, to pool and unitize any of the Subject Leases and to alter, change or amend or terminate any pooling or unitization agreements heretofore or hereafter entered into, as to all or any part of the lands covered by the Subject Leases, as to any one or more of the formations or horizons thereunder, upon such terms, and provisions as Assignor shall in its sole discretion determine. If and whenever through the exercise of such right and power, or pursuant to any law now existing or hereafter enacted, or any rule, regulation or order of any governmental body now existing or hereafter


________________________________________________________________________________
                                                                   Exhibit F(ii)
                                                                          Page 2
promulgated, any of the Subject Leases are pooled or unitized in any manner, the Overriding Royalty Interest shall also be pooled and unitized, and in such event Assignee shall be entitled to receive the Overriding Royalty Interest which accrue to the Subject Leases under and by virtue of the pooling and unitization.

                                       V.

                  This Conveyance is made and accepted subject to all orders, rules and regulations and ordinances of Federal, state and other governmental agencies having jurisdiction; to the terms and provisions of the Subject Leases; to the terms and provisions of any farmout agreements, farmin agreements, participation agreements, letter agreements, operating agreements or other contracts that are in effect and which affect Assignor's interest in the Subject Leases as of the Effective Date, to the extent the same are valid and in full force and effect and apply to the Subject Leases; and to all valid and enforceable pooling and unitization agreements and other agreements, encumbrances, easements, and restrictions filed of record.

                                       VI.

         If any of the Subject Leases covers less than the entire undivided mineral fee interest in the lands covered thereby, then, with respect to such
Subject Leases the Overriding Royalty Interest herein assigned shall be proportionately reduced to the proportion that the mineral fee interest in the lands covered by such Subject Leases bears to the entire undivided mineral fee interest in said lands. If Assignor owns less than all of the leasehold interest in and to any of the Subject Leases, then in such event the Overriding Royalty Interest herein assigned with respect to such Subject Leases shall be proportionately reduced by the leasehold interest owned by Assignor at the time of this Assignment.

                                      VII.

                  Assignor shall maintain true and correct books and records sufficient to enable Assignee, or its designated representative, to verify the correctness of the amounts paid and payable to Assignee as the owner of the Overriding Royalty Interest. The aforesaid books and records shall be open for inspection by Assignee, or its designated representative, at the office of Assignor during normal business hours.
                                      VIII.

                  Assignor shall market or cause to be marketed the oil, gas and related hydrocarbons produced from the Subject Leases at the best prices and on the best terms that Assignor shall deem reasonably obtainable under the circumstances. For such purpose sales of oil, gas or related hydrocarbons may continue to be made by Assignor in accordance with existing gas sales contracts. Assignor may amend such existing gas sales contracts or enter into new gas sales contracts without prior consent or approval of Assignee.

                                       IX.

                  Assignor hereby binds and obligates itself, its successors and assigns, to warrant and forever defend all and singular the Overriding Royalty Interest unto, Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

                                       X.

                  This Conveyance shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.


________________________________________________________________________________
                                                                   Exhibit F(ii)
                                                                          Page 3

                                       XI.

                  This Conveyance is made with full substitution and subrogation of Assignee in and to all covenants of warranty by others heretofore given or made with respect to the Subject Leases or any part thereof or interest therein.

                                      XII.

                  This instrument may be executed in multiple counterparts. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS.]
























________________________________________________________________________________
                                                                   Exhibit F(ii)
                                                                          Page 4

     IN  WITNESS   WHEREOF,   this  instrument  is  executed  this  ___  day  of
____________, _______.

                                    ASSIGNOR:


                                    MAINLAND RESOURCES, INC.,
                                    a Nevada corporation


                                    By:_______________________________
                                             Michael J. Newport
                                             President


The name and address of the Assignor is:

MAINLAND RESOURCES, INC.
20333 SH 249, Suite 200
Houston, Texas 77070
Attention: Michael J. Newport

STATE OF TEXAS
COUNTY OF HARRIS

         Personally appeared before me, the undersigned authority in and for the said county and state, on this _____ day of _________________, _________, within my jurisdiction, the within named Michael J. Newport, who acknowledged that he is President of Mainland Resources, Inc. a Nevada corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


                                  ______________________________
                                  Notary Public


My Commission Expires:

_____________________


________________________________________________________________________________
                                                                   Exhibit F(ii)
                                                                          Page 5

                                    ASSIGNEE:


                                    __________________________________________
                                    a __________________________


                                         By:___________________________________
                                         Name: ________________________________
                                         Title: _______________________________


The name and address of the Assignee is:

__________________________________
__________________________________
__________________________________

STATE OF __________________
COUNTY OF ________________________

         Personally appeared before me, the undersigned authority in and for the said county and state, on this _____ day of _________________, 2009, within my jurisdiction, the within named ____________________________, who acknowledged that he is ___________________ of __________________, a _____________________,
and that for and on behalf of the said entities, and as their act and deed he executed the above and foregoing instrument, after first having been duly authorized by said entities so to do.


                                  ______________________________
                                  Notary Public


My Commission Expires:

_____________________



________________________________________________________________________________
                                                                   Exhibit F(ii)
                                                                          Page 6